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PROSPECTUS

$190,000,000

Franklin Templeton Limited Duration Income Trust

Auction Preferred Shares ("Preferred Shares")

2,534 Shares, Series M 2,533 Shares, Series W 2,533 Shares, Series F

Liquidation Preference $25,000 per share

        Investment Objectives.    The Fund's primary investment objective is to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective.

        The Offering.    The Fund is simultaneously offering 2,534 Series M Auction Preferred Shares (the "Series M Preferred Shares"), 2,533 Series W Auction Preferred Shares (the "Series W Preferred Shares") and 2,533 Series F Auction Preferred Shares (the "Series F Preferred Shares"). These shares are referred to together in this prospectus as the "Preferred Shares." The Preferred Shares will not be listed on any exchange. Generally, investors may only buy and sell the Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that certain broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Preferred Shares, and a secondary market, if one develops, may not provide investors with liquidity.

        Limited Operating History.    The Fund is a recently organized, diversified, closed-end management investment company, which has been operational since August 27, 2003. The common shares are listed on the American Stock Exchange ("AMEX") under the symbol "FTF."

        Duration and Credit Quality.    Under normal market conditions, Franklin Advisers, Inc., the Fund's investment adviser (the "Manager") expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage). Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade. The Preferred Shares may only be issued if they are rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Fitch Ratings ("Fitch") at the time of issuance. (continued on inside cover page)

        Investing in the Preferred Shares involves risks that you should carefully consider before investing in the Fund. Please see "Risks" beginning on page 34 of this prospectus.

        Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price(1)	$25,000	$190,000,000
Sales Load	$250	$1,900,000
Proceeds to the Fund(2) (before expenses)	$24,750	$188,100,000

(1)
The public offering price will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.
(2)
Not including offering expenses paid or reimbursed by the Fund estimated to be $411,090 or $54.09 per share.

        The Underwriters (defined below) are offering the Preferred Shares subject to various conditions. The Underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through the facilities of The Depository Trust Company, on or about November 7, 2003.

Citigroup
Merrill Lynch & Co.
UBS Investment Bank
Wachovia Securities

November 5, 2003

        Main Investment Strategies.    Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories: (1) mortgage-backed securities and other asset-backed securities; (2) bank loans made to corporate and other business entities; and (3) below investment grade debt securities and other income-producing instruments. There is no limitation on the percentage of the Fund's assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 25% of its total assets in each category. Under normal circumstances, the Fund's allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities.

        Debt securities and income-producing instruments include all varieties of fixed-income securities, including bonds, mortgage-backed and other asset-backed securities, convertible securities, bank loans, and other instruments described in this prospectus.

        The Fund anticipates that, under current market conditions, at least 25% of its portfolio will consist of below investment grade debt securities and other income-producing instruments. Below investment grade bonds, commonly referred to as "junk bonds," are bonds that are rated below investment grade by each of the nationally-recognized statistical rating organizations (each, a "Rating Agency") such as Standard & Poor's Ratings Services ("S&P"), Moody's, or Fitch, that cover the security, or, if unrated, are determined to be of comparable quality by the portfolio managers. A debt security rated below the top four ratings categories by a Rating Agency will be considered below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's strategies may result in an above average amount of risk and volatility or loss of principal. The Fund cannot ensure that it will achieve its investment objectives.

        The Fund will not invest more than 10% of its total assets in securities that are rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. The Fund may invest in debt securities or other obligations whose issuers are in default. However, under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase. The Fund may use swaps and other derivative instruments. The Fund may invest in issuers located anywhere in the world; however, the Fund will not invest more than 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country. The Fund may also invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies.

        Because the Fund's holdings will fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

        Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate for the initial dividend period will be 1.15% for Series M Preferred Shares, 1.15% for Series W Preferred Shares and 1.15% for Series F Preferred Shares. The initial dividend period for the Preferred Shares is from the date of issuance through November 17, 2003 for Series M Preferred Shares, November 19, 2003 for Series W Preferred Shares and November 16, 2003 for Series F Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate generally set at auctions held every seven days for each series of Preferred Shares. Generally, investors may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Prospective purchasers should carefully review the auction procedures described in this prospectus, and should note:

  •
  a buy order (called a "bid") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction;

  •
  auctions will be conducted by telephone; and

  •
  purchases and sales will be settled on the next business day after the auction.

        The Preferred Shares, which have no history of public trading, are not expected to be listed on an exchange. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of the auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e.,trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and an investor that sells Preferred Shares between auctions may receive a price per share of less than $25,000.

        The Preferred Shares will be senior to the Fund's outstanding common shares of beneficial interest ("Common Shares"). The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated but unpaid dividends, whether or not earned or declared. The Preferred Shares also have priority over the Fund's Common Shares as to distributions of assets. See "Description of Preferred Shares." The Fund may redeem Preferred Shares as described under "Description of Preferred Shares—Redemption."

        The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        You should read this prospectus, which contains important information about the Fund and the Preferred Shares, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, as it may be amended or supplemented (the "SAI"), has been filed with the SEC as part of the registration statement of which this prospectus is a part. The SAI contains important additional information about the Fund and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the SAI on page 65 of this prospectus. You may request a free copy of the SAI by calling 1-800/DIAL BEN(R) (1-800/342-5236), TDD (Hearing Impaired) 1-800/851-0637, or by writing to the Fund. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

        No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

        The Fund's principal office is located at One Franklin Parkway, San Mateo, California 94403-1906, and its telephone number is 1-800/DIAL-BEN (1-800/342-5236).

SUMMARY

        This is only a summary. This summary does not contain all of the information that you should consider before investing in the Preferred Shares. You should review the more detailed information contained elsewhere in this prospectus and the SAI, especially the information under the heading "Risks." You should also review the Fund's Statement of Preferences of Auction Preferred Shares (the "Statement") attached as Appendix B to the SAI. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund	Franklin Templeton Limited Duration Income Trust (the "Fund") is a recently organized, diversified, closed-end management investment company. See "The Fund." The Fund commenced investment operations on August 27, 2003, upon the commencement of an initial public offering of Common Shares. As of October 27, 2003, the Fund had 26,566,981 Common Shares outstanding and total net assets applicable to Common Shares of approximately $385,229,027. The Fund's Common Shares are traded on the AMEX under the symbol "FTF".
The Offering
The Fund is offering 2,534 Series M Preferred Shares, 2,533 Series W Preferred Shares and 2,533 Series F Preferred Shares, each share of each series having no par value, at a purchase price of $25,000 per share, plus accumulated but unpaid dividends, whether or not earned or declared, from the date the Fund first issues the Preferred Shares. The Preferred Shares are being offered by a group of underwriters (the "Underwriters") led by Citigroup Global Markets Inc. See "Underwriting."

The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. In general, except as described under "Dividends on Preferred Shares" and "Description of Preferred Shares—Dividends and Rate Periods," the dividend period for each series of Preferred Shares will be seven days. The auction agent will determine the dividend rate for a particular dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See "Description of Preferred Shares—The Auction." The Preferred Shares are not listed on an exchange. Instead, investors will generally buy or sell Preferred Shares in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent. Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) (the "Securities Depository"), or its nominee, for the account of the investor's broker-dealer, will maintain record ownership of Preferred Shares in book-entry form. An investor's

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broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.
Investment Objectives
The Fund's primary investment objective is to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories: (1) mortgage-backed securities and other asset-backed securities; (2) bank loans made to corporate and other business entities; and (3) below "investment grade" debt securities and other income-producing instruments. There is no limitation on the percentage of the Fund's assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 25% of its total assets in each category. Under normal circumstances, the Fund's allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities.
Limited Duration
Under normal market conditions, the Manager expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage). This duration policy may only be changed following provision of 60 days' prior notice to holders of Common Shares ("Common Shareholders"). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.
Sector Allocation Strategy
The Fund uses an active sector allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the Manager's assessment of changing economic, global market, industry, and issuer conditions. Consequently, the Fund, from time to time, may have significant

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positions in particular sectors. There can be no assurance that the Manager's assessments will be correct. See "Investment Objectives and Strategies—Portfolio Management Strategies."
Credit Quality
Under normal market conditions, the Fund will invest at least 25% of its assets in debt securities or other instruments rated below investment grade, sometimes called "junk bonds." The Fund may also invest in investment grade debt securities. Investment grade debt securities are rated in one of the top four ratings categories by a nationally-recognized statistical rating organization (a "Rating Agency") such as S&P, Moody's or Fitch. A debt security rated below the top four ratings categories by each Rating Agency rating the security will be considered below investment grade. The Fund may also buy unrated debt securities or other income-producing instruments.

The Manager monitors the credit quality and price of the Fund's holdings, as well as other investments that are available to the Fund. Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade, as determined by the Manager based on the credit quality of the Fund's portfolio holdings (as rated by the Rating Agencies or, if unrated, as determined by the Manager). For this purpose, when a portfolio holding is rated by more than one of these rating agencies, the Manager generally will use the highest rating.

The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. The Fund may invest in securities or other instruments whose issuers are in default or bankruptcy. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.
Independent Credit Analysis
The Manager relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Manager uses this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Manager's assessment of their credit characteristics. The Fund's success in achieving its investment objectives may depend more heavily on the Manager's credit analysis than if the Fund invested solely in higher-quality and rated securities.

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Diversification
Subject to the availability of suitable investment opportunities, the Manager seeks to diversify the Fund's investments broadly in an attempt to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory event.
Portfolio Contents
The Fund's portfolio may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as bank loans and loan participations, commercial and agency-issued mortgage securities, payment-in-kind securities, zero-coupon securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, preferred shares, municipal or U.S. government securities, debt securities issued by foreign corporations or supra-national government agencies, mortgage-backed securities issued on a public or private basis, and other types of asset-backed securities. The rate of interest on an income-producing security may be fixed, floating or variable. The Fund may use swaps and other derivative instruments. The Fund will not invest in inverse floating rate instruments or interest-only or principal-only mortgage securities.

The Fund may hold equity securities; however, under ordinary circumstances, such investments will be limited to convertible securities, dividend-paying common or preferred stocks, or equity securities acquired in connection with a restructuring, bankruptcy, default, or the exercise of a conversion or purchase right.

Since the Fund is diversified, with respect to 75% of its investment portfolio, the Fund generally may not hold more than 5% of its assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of an issuer. The Fund generally will not invest more than 25% of its total assets in securities of issuers in any one industry. See "How the Fund Manages Risk—Investment Limitations."
Investment Adviser
The Manager serves as the investment adviser of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing the investment activities of the Fund for which it receives an annual fee, payable monthly, in an amount equal to 0.50% of the average daily value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). The Manager and its affiliates (collectively known as "Franklin Templeton Investments") provide investment management and advisory services to closed-end and open-end investment company clients, as well as private accounts. As of September 30, 2003, Franklin Templeton Investments had

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approximately $301.9 billion in assets under management for more than five million mutual fund shareholder and other accounts.
Administrator
In addition to the fee paid to the Manager, the Fund pays a monthly fee equal to an annual rate of 0.20% of the Fund's average daily Managed Assets to Franklin Templeton Services, LLC ("FT Services"), an affiliate of the Manager. FT Services is the Fund's administrator and provides certain administrative services and facilities for the Fund. See "Administrator."
Portfolio Management Team
Christopher Molumphy, CFA, Eric G. Takaha, CFA, Roger Bayston, CFA, and Richard C. D'Addario serve as the portfolio management team responsible for managing the Fund's portfolio investments. They are sometimes referred to herein as the "portfolio managers." Each of them has experience managing mutual funds and private accounts with Franklin Templeton Investments. See "Management of the Fund—Portfolio Management Team."
Leverage
The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. After completion of the offering of Preferred Shares, the Fund anticipates its total leverage from the issuance of Preferred Shares will be approximately 33% of the Managed Assets. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the Preferred Shares offered in this prospectus.

The Fund may also enter into other transactions that may give rise to a form of leverage, including among others: loans of portfolio securities, swap contracts and other derivative instruments, reverse repurchase agreements, as well as when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding preferred shares, will not exceed 38% of the Fund's Managed Assets.

Any Preferred Shares or borrowings will have seniority over the Common Shares. The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to the holders of the Fund's Common Shares ("Common Shareholders") over time than if leverage were not used. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value

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and market price of the Common Shares and of dividends), and there can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. Because the fees received by the Manager are based on the total net assets of the Fund (including assets represented by the Preferred Shares and other leverage), the fees will be higher when leverage is utilized through the issuance of Preferred Shares, giving the Manager an incentive to utilize such leverage. See "Risks—Leverage Risk."
Trading Market
The Preferred Shares will not be listed on a stock exchange. Instead, you may buy or sell Preferred Shares at an auction that is normally held weekly by submitting orders to a broker-dealer that has entered into a separate agreement with the auction agent and the Fund (a "Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may (but are not required to) maintain a separate secondary trading market in Preferred Shares. To the extent that broker-dealers maintain a secondary market, they may discontinue this activity at any time. There can be no assurance that a secondary trading market for the Preferred Shares will develop or, if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. See "Description of Preferred Shares—The Auction."

The table below shows the first auction date for each series of Preferred Shares and the day on which each subsequent auction will normally be held for each such series. The first auction date for each series of Preferred Shares will be the business day before the dividend payment date for the initial dividend period for each series. The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.
	First Auction Date*	Subsequent Auction
Series M	November 17	Monday
Series W	November 19	Wednesday
Series F	November 14	Friday

*All dates are 2003.

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Risks of Investing in the Preferred Shares	Before investing in the Preferred Shares, you should consider certain risks carefully. The primary risks of investing in Preferred Shares are:
•
the Fund will generally not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Fund meets certain asset coverage requirements, as discussed in "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage";
•
if you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may receive a purchase price of less than $25,000 per share plus any accumulated or unpaid dividends, whether or not earned or declared. An increase in the level of interest rates, particularly during any Long Term Special Rate Period, as described under "Description of Preferred Shares—Dividends and Rate Periods," likely would have an adverse effect on the secondary market price of the Preferred Shares. You may transfer shares outside of an auction only to or through certain broker-dealers, as discussed in "Description of Preferred Shares—The Auction—Secondary Market Trading and Transfer of Preferred Shares";
	•	if an auction fails, you may not be able to sell any or all of your Preferred Shares;
	•	a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect the liquidity of your investment;
	•	the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements, and may voluntarily redeem your shares in certain circumstances;
	•	in certain extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends on Preferred Shares;
	•	the value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares; and
•
if an issuer of a security in which the Fund invests experiences financial difficulties or defaults, or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will reduce asset coverage for the Preferred Shares, making it more difficult for the Fund to pay dividends on the Preferred Shares.

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In addition to the risks described above, certain general risks relating to an investment in the Fund may under certain circumstances reduce the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares. See "Risks."
Ratings
It is a condition of the Underwriters' obligation to purchase the Preferred Shares that the Preferred Shares have received a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch. These ratings are an assessment of the capacity and the willingness of an issuer to pay preferred share obligations, and is not a recommendation to purchase, hold or sell those shares inasmuch as the ratings do not comment as to the market price or suitability for a particular investor. Ratings issued by nationally recognized statistical rating agencies such as Moody's and Fitch do not eliminate or mitigate the risks of investing in the Preferred Shares. These ratings may be changed, suspended or withdrawn in each rating agency's discretion. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage."
Dividends on Preferred Shares
The table below shows the dividend rates, the dividend payment dates and the number of days for the initial dividend periods on each series of Preferred Shares offered in this prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions normally held every seven days. In most instances, dividends are payable on the first business day following the end of the dividend period. The rate set at auction will not exceed the maximum applicable rate.

Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds. See "Description of Preferred Shares—Dividends and Rate Periods."
Series of Preferred Shares	Initial Dividend Rate	Date of Accumulation at Initial Rate*	Dividend Payment Date for Initial Rate Period*	Subsequent Dividend Payment Day	Number of Days of Initial Rate Period
Series M	1.15%	November 7	November 18	Every 7 days	11
Series W	1.15%	November 7	November 20	Every 7 days	13
Series F	1.15%	November 7	November 17	Every 7 days	10

*
All dates are 2003.

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Notwithstanding the schedule above, the Fund may, subject to certain conditions, designate special rate periods of more than seven days. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not impair such agency's then-current rating on the Preferred Shares. The dividend payment date for a special rate period will be set out in the notice designating the special rate period.

The Fund may declare a special rate period under circumstances in which it believes it has the opportunity to secure an advantageous dividend rate on the Preferred Shares, although it may choose not to do so. These circumstances could include, among others (i) if the Manager believes that interest rates will rise more than market expectations over a particular period or (ii) if long-term interest and dividend rates are lower than short-term interest and dividend rates for a particular period.
Determination of Maximum Applicable Rates
Except during a non-payment period, the applicable rate for any dividend period for Preferred Shares will not be more than the maximum applicable rate attributable to such shares. The maximum applicable rate for each series of Preferred Shares will depend on the credit rating assigned to such shares and on the duration of the dividend period. The maximum applicable rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the applicable Treasury Rate Index (for a dividend period of 365 days or more). The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers.
There is no minimum applicable rate in respect of any dividend period. See "Description of Preferred Shares—Dividend and Rate Periods."
Liquidation Preference
If the Fund is liquidated, the Fund must pay to holders of Preferred Shares $25,000 per share, plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares—General."

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Asset Maintenance	Under the Fund's Statement, attached as Appendix B to the SAI, which establishes and fixes the rights and preferences of each series of Preferred Shares, the Fund must maintain:
• asset coverage on the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares; and
•
asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares, as discussed in "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage."

In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares—Redemption—Mandatory Redemption." Based on the composition of the Fund's portfolio as of October 27, 2003, the Fund estimates that the asset coverage of the Preferred Shares, as measured pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), would be approximately 302% if the Fund were to issue all of the Preferred Shares offered in this prospectus, representing approximately 33% of the Fund's capital (including the capital attributable to the Preferred Shares). This asset coverage will change from time to time.
Mandatory Redemption
If the Preferred Shares Basic Maintenance Amount, or the 1940 Act Preferred Shares Asset Coverage (each as defined in the Statement and discussed in "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage") is not maintained or restored as specified herein, the Preferred Shares will be subject to mandatory redemption, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date fixed for redemption. Any such redemption will be limited to the minimum number of Preferred Shares necessary to restore the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of Preferred Shares—Redemption—Mandatory Redemption."
Optional Redemption
The Preferred Shares are redeemable at the option of the Fund, as a whole or in part, on any dividend payment date (except during the initial rate period or a non-call period) at the redemption price of $25,000 per share, plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. See "Description of

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Preferred Shares—Redemption—Optional Redemption." Although the Preferred Shares are subject to redemption under certain circumstances as described above and under "Description of Preferred Shares—Redemption," the Preferred Shares may not be redeemed at a shareholder's option, unlike the shares of an open-end mutual fund.
Voting Rights
The 1940 Act requires that the holders of any outstanding series of Preferred Shares and any other outstanding preferred shares, voting together as a class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the Preferred Shares or any other preferred shares are unpaid. The holders of Preferred Shares and any other preferred shares will vote as a separate class (and, in certain circumstances, the holders of each series of Preferred Shares will vote as a separate class) on certain other matters as required under the Fund's Declaration and Statement and under the 1940 Act. See "Description of Preferred Shares—Voting Rights," "Description of Capital Structure" and "Anti-Takeover and Other Provisions in the Declaration of Trust."
Federal Income Taxation
The distributions with respect to any series of Preferred Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of capital gain dividends, such dividends generally will be taxable as ordinary income to holders. For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as derived from "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions, regardless of how long they have held their Fund shares. The Internal Revenue Service (the "IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax

11

year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and each series of the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among classes. See "Tax Matters."
Custodian	The Bank of New York acts as custodian of the Fund's securities and other assets.
Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent	The Bank of New York acts as the Fund's transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.
Auction Agent	The Bank of New York will act as the Fund's auction agent for the Preferred Shares.

12

FINANCIAL HIGHLIGHTS (Unaudited)

        The financial highlights table set forth below is intended to help you understand the Fund's recent financial performance. Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on August 27, 2003 through September 30, 2003. Because the Fund is recently organized and commenced investment operations on August 27, 2003, the table covers approximately one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

	Period Ended September 30, 2003(a) (Unaudited)
Per share operating performance (for a share outstanding throughout the period)
Net Asset Value, beginning of period	$14.33

Income from investment operations:
Net investment income(b)	.04
Net realized and unrealized gains (losses)	.19

Total from investment operations	.23

Offering costs charged to capital	(.03)

Net asset value, end of period	$14.53

Market value, end of period(c)	$14.96

Total return [based on market value per share](d)	(.27)%
Ratios/supplemental data:
Net assets, end of period (000's)	$371,950
Ratios to average net assets
Expenses	.76	%(e)
Net investment income	3.22	%(e)
Portfolio turnover rate	8.72%

(a)
For the period August 27, 2003 (commencement of operations) to September 30, 2003.

(b)
Based on average weighted shares outstanding.

(c)
Based on the last sale on the American Stock Exchange.

(d)
Total return is not annualized for periods less than one year

(e)
Annualized

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THE FUND

        The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act, and the rules and regulations thereunder (the "1940 Act"). The Fund was organized as a Delaware statutory trust on May 8, 2003, pursuant to the Fund's Amended and Restated Declaration of Trust, dated June 19, 2003 (the "Declaration"), which is governed by the laws of the State of Delaware. As a recently organized entity, the Fund has a limited operating history. The Fund's principal office is located at One Franklin Parkway, San Mateo, California 94403-1906, and its telephone number is 1-800/DIAL-BEN (1-800/342-5236).

        The Fund commenced operations on August 27, 2003, upon the initiation of an initial public offering of 24,600,000 of its Common Shares. The proceeds of such offering were approximately $351.7 million after the payment of organizational and offering expenses. In connection with the exercise by the underwriters of the over-allotment option, on September 25, 2003, the Fund issued an additional 1,000,000 of its Common Shares, and on October 14, 2003, the Fund issued an additional 960,000 of its Common Shares. The Fund's Common Shares are traded on the AMEX under the symbol "FTF."

USE OF PROCEEDS

        The net proceeds of the offering of Preferred Shares will be approximately $187,688,910 after payment of the estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in debt obligations and other investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term securities.

CAPITALIZATION

        The following table sets forth the unaudited capitalization of the Fund as of October 27, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby (including estimated offering expenses and sales load of $2,311,090).

	Actual	As Adjusted
Preferred Shares, $25,000 stated value per share, at liquidation value (no shares issued and 7,600 shares issued, as adjusted respectively)	$—	$190,000,000

Shareholders' equity:
Common Shares (no par value, 26,566,981 shares outstanding)	379,775,200	377,464,110
Net undistributed investment income	(189,364)	(189,364)
Net accumulated realized gain/loss on investment transactions	835,697	835,697
Net unrealized appreciation/(depreciation) on investments	4,807,494	4,807,494

Net assets applicable to Common Shares	385,229,027	382,917,937

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PORTFOLIO COMPOSITION

        As of October 28, 2003, approximately 94% of the market value (before adjustment for "other net assets") of the Fund's portfolio was invested in long-term investments and approximately 6% of the market value of the Fund's portfolio was invested in short-term investments. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of October 28, 2003, based on the highest rating assigned by the Rating Agencies.

S&P/Fitch**	Moody's	Number of Issues	Value	Percent
			($ in thousands)
Government/Agency MBS^		24	127,402	28.9%
AAA	Aaa
AA	Aa
A	A
BBB	Baa	13	46,961	10.7%
BB	Ba	51	125,976	28.6%
B	B	29	82,975	18.8%
CCC	Caa	10	27,940	6.3%
CC	Ca
C	C
NR*	NR*	1	3,250	0.7%
Cash/Money Market Sweep		1	26,501	6.0%
Total***		129	441,005	100.0%

^
MBS ("Mortgage-Backed Securities")
*
Refers to securities that have not been rated by a Rating Agency but that have been assessed by the Manager as being of comparable credit quality to rated securities in which the Fund may invest. See "Investment Objectives and Strategies."
**
Ratings: S&P rating categories may be further modified by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings. Moody's rating categories may be further modified by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings.
***
Excludes other net assets.

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

        The Fund's primary investment objective is to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories: (1) mortgage-backed and other asset-backed securities; (2) bank loans made to corporate and other business entities; and (3) below investment grade debt securities and other income-producing instruments, as described under "Portfolio Contents and Other Information." The Manager has broad discretion to allocate the Fund's assets among the three principal investment categories. There is no limitation on the percentage of the Fund's assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 25% of its total assets in each category. Under normal circumstances, the Fund's allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities. The Fund cannot assure you that it will achieve its investment objectives.

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        Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade, which will be determined by the Manager based on the credit quality of the Fund's portfolio holdings (as rated by the Rating Agencies, or if unrated, as determined by the Manager). For this purpose, when a portfolio holding is rated by more than one of these rating agencies, the Manager generally will use the highest rating.

        Under normal market conditions, the Manager expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage). This duration policy may only be changed following provision of 60 days' prior notice to Common Shareholders. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

        The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of Preferred Shares—Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

        The Fund may not necessarily be leveraged at all times and the amount of borrowing or leverage, if any, may vary depending upon a variety of factors, including the Manager's outlook for the market for debt securities and other income-producing instruments and the costs that the Fund would incur as a result of such leverage.

        The Fund presently intends to use leverage by issuing the Preferred Shares offered by this prospectus, which represents approximately 33% of the Fund's Managed Assets (calculated after their issuance). However, the Fund is permitted to use leverage representing up to 38% of the Fund's Managed Assets. The Fund may also enter into transactions that may give rise to a form of leverage, including among others: loans of portfolio securities, swap contracts and other derivative instruments, reverse repurchase agreements, as well as when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, will not exceed 38% of the Fund's Managed Assets. The Fund's use of derivative instruments (other than swaps) will also be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid. See "Risks—Liquidity Risk."

        By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

Portfolio Management Strategies

        The ability of the Fund to use some of the strategies discussed below and in the SAI, such as derivatives, is limited by the rating agency guidelines. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage" below.

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        The Fund uses an active sector allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the Manager's assessment of changing economic, global market, industry, and issuer conditions. Consequently, the Fund, from time to time, may have significant positions in particular sectors. The Manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The Manager evaluates business cycles, yield curves, and values between and within markets, as well as country risk and currency risk. The Fund's ability to achieve its investment goals depends in part upon the Manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the Manager's analysis of the outlook for the economy and the business cycle will be correct.

        The Manager also utilizes a research driven, fundamental strategy that relies on a team of analysts to provide in-depth industry expertise and that use both qualitative and quantitative analysis to evaluate companies. Employing a "bottom-up" investment strategy, the Manager intends to focus on individual securities. In selecting securities for the Fund's investment portfolio, the Manager will not rely principally on the ratings assigned by rating agencies, but will perform its own independent investment analysis to evaluate the creditworthiness of the issuer. The Manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

        At the same time, the Manager uses a variety of techniques, described below and elsewhere in the prospectus, designed to evaluate risk and manage the Fund's exposure to investments that the Manager believes are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors. The Fund cannot assure you that such securities will ultimately continue to pay current income or be paid in full at maturity.

        When the Manager believes market or economic conditions are unfavorable for investors, the Manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market securities. The Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

PORTFOLIO CONTENTS AND OTHER INFORMATION

        This section provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objectives and Policies" and "Investment Restrictions and Additional Investment Information" in the Statement of Additional Information.

        The Fund invests in a diversified portfolio of debt securities and other income-producing instruments of varying maturities. These may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as convertible securities, bank loans and loan participations, commercial and agency-issued mortgage securities, payment-in-kind securities, zero-coupon securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, real estate investment trusts, preferred shares, U.S. government securities, municipal securities, debt securities issued by foreign corporations or supra-national government agencies, mortgage-backed securities issued on a public or private basis, and other types of asset-backed securities. The Fund will not invest in inverse floaters or interest-only or principal-only mortgage securities.

17

        Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and the Manager will generally evaluate those instruments based primarily on their debt characteristics. The Fund may hold equity securities; however, under ordinary circumstances, such investments will be limited to convertible securities, dividend-paying common or preferred stocks, or equity securities acquired in connection with a restructuring, a bankruptcy, a default, or the exercise of a conversion or purchase right. See "—Additional Investment Practices—Equity Securities."

        The rate of interest on an income-producing security may be fixed, floating or variable. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        The Fund may invest in debt securities and other income-producing instruments that are rated below investment grade. The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, including developed or developing countries.

        The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund also may utilize a variety of derivative instruments for hedging, duration management, investment and risk management purposes, such as options, futures contracts, swap agreements and short sales, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts.

        The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Given the current structure of the markets for Rule 144A securities, the Fund may treat some of these securities as illiquid, except that Rule 144A securities may be deemed liquid by the Manager under guidelines adopted by the Board of Trustees. Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Manager, they will be subject to the Fund's restrictions on investments in illiquid securities. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.

Commercial and Other Mortgage-Related and Asset-Backed Securities

        Under normal market conditions, the Fund will invest at least 25% of its assets in mortgage-backed and other asset-backed securities. Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Under normal conditions, the Fund's allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities.

        The Fund may invest a significant portion of its assets in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie

18

commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

        Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, mortgage dollar rolls, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest in interest-only or principal-only mortgage securities.

        The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of manufactured housing, automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through and senior subordinated payout structures.

        The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

        Please see "Investment Restrictions and Additional Investment Information—Mortgage-Related and Other Asset-Backed Securities" in the SAI and "Risks—Mortgage-Related Risk" in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Bank Loans and Loan Participations

        Under normal market conditions, the Fund will invest at least 25% of its total assets in bank loans made to corporate and other business entities. Such bank loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may acquire loan participations and other related direct or indirect bank debt obligations (bank loans or loan participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. The Manager generally considers loan participations to be liquid. To the extent loan participations are deemed to be liquid by the Manager, they will not be subject to the Fund's restrictions on investments in illiquid securities.

        Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the Fund may be permitted to buy loan participations that

19

sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

        Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

        Bank loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some bank loans may be secured by collateral; however, there can be no assurance that the liquidation of any collateral securing a bank loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a bank loan. Collateral securing a bank loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

        Many bank loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to bank loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Manager will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. A portion, and potentially all, of the bank loans in the Fund may be assigned ratings below investment grade by a Rating Agency, or unrated but judged by the Manager to be of comparable quality.

        No active trading market may exist for some bank loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its bank loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of bank loans, the Fund's yield may be lower. See "Risks—Liquidity Risk."

High Yield Investments

        Under normal market conditions, the Fund will invest at least 25% of its total assets in debt securities and other income-producing instruments that are rated below investment grade by Moody's, S&P or Fitch (below Baa by Moody's, below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality. These debt securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities and instruments involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield investments typically entail greater potential price volatility and default risk and may be less liquid than

20

higher-rated securities. Compared to issuers of higher-rated securities, issuers of high yield securities or other income-producing instruments may be perceived to have greater difficulty meeting principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive conditions related to the issuer's industry than higher-rated securities. High yield investments may be less liquid than higher rated securities. The Fund may also invest in debt securities or other obligations whose issuers are in bankruptcy. See "Risks—Liquidity Risk."

        The market values of high yield investments tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions. Certain "emerging market" governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

        The Fund may purchase unrated securities (which are not rated by a rating agency) if the Manager determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Manager may not accurately evaluate the security's comparative credit rating.

        The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. Lower rated securities generally provide higher yields than more highly rated securities to compensate investors for the higher risk. The Fund will seek to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk. These lower rated securities may also include defaulted securities for which payments of interest or principal or both are unpaid and overdue or for which other defaults have occurred. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

        Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

  Credit Ratings and Unrated Securities

        Rating Agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities, based on an assessment of default risk. Appendix A to the SAI describes the various ratings assigned to debt obligations by Moody's, S&P and Fitch. Ratings assigned by a Rating Agency are the individual agency's opinion of credit quality and do not evaluate market risks. Rating Agencies may fail to make timely changes in credit ratings or may make an inaccurate assessment of the factors affecting credit quality, and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described below under "—Independent Credit Analysis," the Manager does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. The Rating Agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

  Independent Credit Analysis

        The Manager relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Manager uses this information in an attempt to minimize credit risk and identify issuers, industries or sectors that

21

are undervalued or that offer attractive yields relative to the Manager's assessment of their credit characteristics. The Manager monitors the creditworthiness of the Fund's portfolio. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund's success in achieving its investment objectives may depend more heavily on the Manager's credit analysis than if the Fund invested solely in higher-quality and rated securities.

Additional Investment Practices

  Swaps

        The Fund may enter into swap contracts for hedging purposes, to change the duration of the overall portfolio, to mitigate default risk, or to add leverage to the portfolio; such swaps may include but are not limited to interest rate swaps, credit default swaps or currency swaps. When used for hedging purposes, the Fund would be the buyer of a swap contract. When the Fund is the seller of a swap contract, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of such swaps, marked to market on a daily basis. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.

        Interest Rate Swaps.    An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as LIBOR, prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. To the extent the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

        Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

        Credit Default Swaps.    The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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  Commercial Paper

        Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  Bank Obligations

        The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation.

  Zero-Coupon Securities

        Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

        Because of the lack of current income, the value of zero-coupon or deferred interest securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon or deferred interest securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal income tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature or the specified date. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

  Pay-in-kind Securities

        Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.

  Foreign (Non-U.S.) Investments and Currencies

        The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing. Foreign investments held by the Fund generally will be traded on U.S. markets.

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        The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See "Risks—Foreign (Non-U.S.) Investment Risk."

        Foreign Currencies and Related Transactions.    The Fund's investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund will normally seek to hedge at least 75% of its exposure to foreign currencies.

        Please see "Investment Restrictions and Additional Investment Information—Foreign (Non-U.S.) Investments and Currencies" in the SAI for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

  Derivatives

        The Fund may invest in a variety of derivatives without limit for hedging purposes, and may invest up to 25% (but not more than 10% within 90 days of the date of the prospectus) of its total assets in derivatives for non-hedging purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks—Derivatives Risk." Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under "—Structured Notes and Related Instruments" and "—Swaps." Please see "Investment Restrictions and Additional Information—Derivative Instruments" in the SAI for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that the Manager will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more Rating Agencies that may issue ratings for Preferred Shares issued by the Fund.

  Equity Securities

        The Fund may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners; however, the Fund may hold equity securities that do not issue dividends. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form

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of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

        The Fund's equity investments generally will be limited to convertible securities and dividend-paying common or preferred stocks. The Fund may also acquire equity securities in connection with the Fund's other investment activities, including through: the restructuring of loans or other debt securities; the resolution of a bankruptcy or a default; the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund; or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund. These equity securities may have risk and other characteristics of stocks or of both stocks and bonds. By holding and investing in equity securities, the Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. The value of an investment in the Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies. In addition, some of the equity securities that the Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.

        Preferred Stocks.    Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

        Convertible Securities and Synthetic Convertible Securities.    The Fund may invest in convertible securities, which are generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

  Collateralized Obligations

        The Fund may invest in senior classes of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other collateralized debt obligations ("CDOs"), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that

25

type of security) and the class of the CBO, CLO or other CDO in which the Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results. The Fund will not invest in the equity classes of CBOs, CLOs or other CDOs or in their junior classes that are subordinate to their senior classes.

  Repurchase Agreements

        The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, such as waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

        Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

  Reverse Repurchase Agreements

        The Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

        Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the market risk based on the value of the securities that the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

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  U.S. Government Securities

        The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

  Municipal Bonds

        Municipal bonds are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

  When Issued, Delayed Delivery and Forward Commitment Transactions

        The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

        In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

  Structured Notes and Related Instruments

        The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured

27

instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

        The Manager may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Certain issuers of structured instruments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured instruments may be limited by the restrictions contained in the 1940 Act. Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Manager, they will be subject to the Fund's restrictions on investments in illiquid securities. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Manager, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if the Manager uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

  Short Sales

        A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited, provided that the Fund will not engage in such naked short sales in excess of 5% of the Fund's total assets.

  Dollar Roll Transactions

        The Fund may enter into mortgage dollar roll transactions. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

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        For each mortgage dollar roll transaction, the Fund will segregate on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

        The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.

        The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. As a matter of non-fundamental policy, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing, for purposes of the Fund's fundamental restrictions.

  Real Estate Investment Trusts

        The Fund may invest in the equity or debt securities of publicly traded and private real estate investment trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its total assets.

  Other Investment Companies

        The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, to the extent permitted by exemptive orders received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Manager or its affiliates in amounts up to 25% of the Fund's total assets. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

        Rating Agency Requirements.    In connection with rating the Preferred Shares, Moody's and Fitch will impose asset coverage tests and other restrictions that may limit the Fund's ability to engage in certain of the transactions described above. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage."

        Please see "Investment Objectives and Policies" and "Investment Restrictions and Additional Investment Information" in the SAI for additional information regarding the investments of the Fund and their related risks.

RISKS

        Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing Preferred Shares, you should consider carefully the following risks that you assume when you invest in the Fund.

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Limited Operating History

        The Fund is a recently organized, diversified, closed-end management investment company, which has been operational since August 27, 2003.

Auction Risk

        You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. If sufficient clearing bids do not exist in an auction, the Applicable Rate will be the maximum applicable rate, and in such event, owners of Preferred Shares wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the auction. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction. Also, if you place bid orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the Applicable Rate set at the auction, you will not retain your Preferred Shares. If you elect to retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. The dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See "Description of Preferred Shares—The Auction."

Ratings and Asset Coverage Risk

        While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the Preferred Shares, these ratings will not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. Moody's, Fitch or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. In addition, the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares—Redemption." The Fund may not redeem Preferred Shares if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. In addition, as a condition to its receipt of a "Aaa" rating (by Moody's) and a "AAA" rating (by Fitch) on the Preferred Shares, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that the Manager believes would benefit the Fund. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage" for descriptions of the significance and limitations of the ratings on the Preferred Shares and of the asset maintenance and other tests the Fund must meet.

Secondary Market Risk

        If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your shares in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days). Broker-dealers that maintain a secondary trading market (if any) for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not registered on a stock exchange or Nasdaq Stock Market, Inc. ("NASDAQ"). If you sell your Preferred Shares to a broker-dealer

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between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

        Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

Credit Risk

        An issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. For mortgage-backed securities, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners, and other market factors. This risk is mitigated by a U.S. government agency's or instrumentality's guarantee of the underlying debt obligation.

Mortgage-Related Risk

        The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and agency-issued securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, which in turn could lengthen the average duration of the Fund's portfolio, making the portfolio more sensitive to changes in interest rates, and may reduce the market value of the portfolio's mortgage-related securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

        Certain government agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), provide a guarantee as to timely payment of principal and interest for mortgage-backed instruments each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. government.

Loan Risk

        Bank loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

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        Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

High Yield Risk

        In general, lower rated debt securities carry a greater degree of risk that the issuer will be unable to make interest and principal payments when due, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest in debt securities and other income-producing instruments that are rated below investment grade by each Rating Agency rating the security (below Baa by Moody's or below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality, including debt securities or other income-producing instruments that are in default or the issuers of which are in bankruptcy. The prices of these lower grade bonds and income-producing instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities or similar instruments are traded may be less liquid than the market for investment grade securities, meaning these holdings are subject to greater liquidity risk than investment grade securities. Because the Fund may invest a significant portion of its assets in below investment grade debt securities and income-producing instruments, the Manager's investment decisions and analytical capabilities in this area will be particularly important. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. The Fund may invest in debt securities or other obligations that are in default or the issuers of which are in bankruptcy. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

Interest Rate Risk

        Changes in interest rates may present risks to the Fund. When interest rates rise, debt security prices generally fall. The opposite is also true: debt security prices generally rise when interest rates fall. Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's portfolio will decline in value. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares may fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of short-term debt obligations generally fluctuate less than the prices of long-term debt obligations as interest rates change.

        The prices of fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Because the Fund will normally have an estimated dollar-weighted average duration of between two and five years (including the effects of anticipated leverage), the Common Shares' net asset value and market price will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities and less than if the Fund invested mainly in longer-term debt securities.

        The Preferred Shares, if any are issued, are expected to pay dividends based on certain interest rates. If the Preferred Share dividend rate exceeds the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, the returns to Common Shareholders may be reduced.

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        The Fund's use of leverage, as described above, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including investments in structured notes and interest rate swaps and caps, for the purposes of changing the duration of the overall portfolio, reducing the interest rate sensitivity of the portfolio or decreasing the Fund's exposure to interest rate risk, although there is no assurance that the Fund will do so or that such strategies will be successful. See "How the Fund Manages Risk—Hedging and Related Strategies."

Inflation Risk

        Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of Preferred Shares, if any are issued, would likely increase, which would tend to further reduce returns to Common Shareholders. This risk is mitigated to some degree by the Fund's investments in bank loans made to corporate and other business entities.

Leverage Risk

        The Fund utilizes leverage, including the Preferred Shares offered by this prospectus, on an ongoing basis for investment purposes, in order to leverage the Common Shares. The Fund may also leverage the portfolio through the lending of portfolio securities, the use of swaps, other derivatives, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions. After completion of the offering of Preferred Shares, the Fund anticipates that its total leverage from the issuance of Preferred Shares will represent approximately 33% of the Fund's total assets.

        The precise amount of leverage used by the Fund may vary from time to time, but the Fund will not incur leverage (including the Preferred Shares) in an amount exceeding 38% of its total assets. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the Preferred Shares offered in this prospectus. Any Preferred Shares or borrowings will have seniority over the Common Shares.

        If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower return on its portfolio investments than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares would be reduced.

        Any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" rating (in the case of Moody's) or "AAA" rating (in the case of Fitch) on the Preferred Shares. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a capital loss to the Fund. There is no assurance that the Fund's leveraging strategy will be successful.

        While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's return on its investment portfolio relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

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        Because the fees received by the Manager are based on the Managed Assets of the Fund (including assets attributable to any preferred shares that are outstanding), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the holders of the Common Shares.

Portfolio Security Issuer Risk

        The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and performance and factors affecting the issuer's industry (such as reduced demand for the issuer's goods and services).

Management Risk

        The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Foreign (Non-U.S.) Investment Risk

        Investing in securities or other income-producing instruments issued by companies and governments in foreign countries typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

        You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency. The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, including developed or developing countries. The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.

        There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

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  Developing Countries and Emerging Markets

        Investments in companies domiciled in developing countries or based in underdeveloped emerging markets may be subject to potentially higher risks than investments in developed countries or mature markets. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence or early stage of development of a capital market structure or market-oriented economy.

        In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  Foreign Currency

        The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

        The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

        Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

        The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

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  Forward Currency Exchange Contracts

        The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.

  Sovereign Issuers

        The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or "emerging market" issuers. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Sovereign debt is subject to other risks, including: the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders; adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Derivatives Risk

        Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts, swap agreements and short sales. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives to add leverage to the portfolio or to manage the duration of the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk, volatility risk, the risk of ambiguous documentation, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally provide a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Counterparty Risk

        The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Volatility Risk

        The market values for some or all of the Fund's holdings may be volatile. The Fund's investment grade or long-term debt securities, will generally be more sensitive to changing interest rates and less sensitive to changes in the economic environment. The Fund's high yield investments will typically be less sensitive to changing interest rates than investment grade debt securities, but they may be more sensitive to a deteriorating economic environment. The Fund's investments may be subject to liquidity constraints and as a result, higher price volatility. The Fund's use of leverage may increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

Reinvestment Risk

        The Fund may reinvest the proceeds from matured, traded or called debt obligations. If the Fund reinvests such proceeds at lower interest rates, the overall return of the Fund may decline. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the Preferred Shares.

Call Risk

        A debt security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. High-yield bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price only if certain prescribed conditions are met ("call protection"). An issuer may redeem a high-yield bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate loans and mortgage-related securities typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, call risk may be enhanced. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

Liquidity Risk

        The Fund may invest up to 15% of its total assets in securities (excluding swaps) which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes. To the extent the Manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. The Board of Trustees will review any determination by the Manager to treat a restricted security as a liquid security on an ongoing basis, including the Manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and

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the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

        The Fund may invest in securities that are not deemed "illiquid" but that are currently traded on a limited basis. The value of such securities may fluctuate more sharply than securities that are traded more widely. Although the Fund may be able to dispose of such securities in a short period of time, the Fund may lose money on such sales.

Income Risk

        Because the Fund can distribute only what it earns, the Fund's distributions to shareholders may decline. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors' income from the Fund over time could drop as well. The Fund's income could also be affected already when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated by the Fund's investment in bank loans made to corporate and other business entities.

Zero-Coupon Securities Risk

        Zero-coupon securities are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically. Lower quality zero-coupon bonds are generally subject to the same risks as high yield debt securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price.

Smaller Company Risk

        Although under current market conditions the Fund does not presently intend to invest a significant portion of its assets in smaller companies, as market conditions change over time, the Fund may invest more of its assets in such companies. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Real Estate Risk

        Since the Fund may invest in REITs and mortgage securities secured by real estate, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values and the appeal of properties to tenants.

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        Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants' ability to pay rent.

Market Disruption and Geopolitical Risk

        The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

HOW THE FUND MANAGES RISK

Investment Limitations

        The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any preferred shares (including the Preferred Shares) voting together as a single class, and the approval of the holders of a majority of any preferred shares (including the Preferred Shares) voting as a separate class. The Fund may not:

  •
  Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); and

  •
  With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

        The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

        The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the SAI in order to obtain and maintain ratings on the Preferred Shares of "Aaa" from Moody's and "AAA" from Fitch and may become subject to additional guidelines in the future. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage." The Fund does not anticipate

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that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objective. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage" in this prospectus and "Investment Objectives and Policies" and "Investment Restrictions and Additional Investment Information" in the SAI for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

        The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the maturity of outstanding preferred shares (including the Preferred Shares). The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares (subject to any restrictions discussed under "Description of Preferred Shares—Redemption") or by reducing any holdings in other instruments that create leverage. As explained above under "Risks—Leverage Risk," the success of any such attempt to limit leverage risk depends on the Manager's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

        If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional preferred shares (including Preferred Shares) Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased, or utilize other forms of leverage, such as swaps and other derivative instruments. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid. See "Portfolio Contents and Other Information" and "Risks—Liquidity Risk."

Hedging and Related Strategies

        The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund's exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate swap or cap transactions for the purpose of reducing the interest rate sensitivity of the Fund's portfolio and, thereby, decreasing the Fund's exposure to interest rate risk. See "Investment Objectives and Strategies—Swaps," and "Investment Objectives and Strategies—Structured Notes and Related Instruments" in this prospectus. Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, the Manager believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that the Manager will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

        In order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. For example, the Fund may enter into interest rate swaps that are intended to approximate the Fund's variable rate payment obligation on Preferred Shares. The Fund

40

also may use an interest rate cap, which would require the Fund to pay a premium to the counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. The Fund may choose or be required to redeem some or all of the Preferred Shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. Any termination of a cap could result in a termination payment to the Fund.

DESCRIPTION OF PREFERRED SHARES

        The following is a brief description of the terms of the Preferred Shares. For a more complete description of the Preferred Shares, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the Preferred Shares in the Statement attached as Appendix B to the SAI. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Statement.

General

        Under the Declaration, the Fund is authorized to issue preferred shares having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as determined by the Board of Trustees, without the approval of Common Shareholders. The Preferred Shares are preferred shares of beneficial interest with no par value. Each series of Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares of each series will rank on a parity with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, (i) will be fully paid and, (ii) subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable and (iii) will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued preferred shares without designation as to series. The Preferred Shares will not be convertible into Common Shares or other shares of beneficial interest of the Fund. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption and optional redemption under certain circumstances as described below.

Dividends and Rate Periods

        General.    Each series of Preferred Shares entitles its holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods for each such series. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period for the Series M Preferred Shares will be 11 days, and the dividend rate for this period will be 1.15%. The initial rate period for the Series W Preferred Shares will be 13 days, and the dividend rate for this period will be 1.15%. The initial rate period for the Series F Preferred Shares will be 10 days, and the dividend rate for this period will be 1.15%. Subsequent dividend periods generally will be seven days, and the dividend rates for those periods will generally be determined by auction. Further description of the auction procedures can be found below under "The Auction" and in Part II of the Statement attached as Appendix B to the SAI. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special rate periods. See "Designation and Notification of Special Rate Periods" below in this section.

41

        Dividend Payment Dates.    As noted above, dividends on Preferred Shares will be payable when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Declaration, the Statement and applicable law. Dividend periods generally will begin on the first Business Day after an auction. If dividends are scheduled to be payable on a day that is not a Business Day, then dividends will generally be payable on the next Business Day, or as otherwise specified in the Statement. The Fund, in its discretion, may establish dividend payment dates in respect of any special rate period of Preferred Shares consisting of more than seven days, provided that such dates shall be set forth in the related notice of special rate period and that certain conditions are met. See "Designation and Notification of Special Rate Periods" below in this section.

        If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

  •
  the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

  •
  the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the schedule date; and

  •
  the next dividend period will begin and end on the dates it would have begun and ended had such event not occurred and the dividend payment date had remained the scheduled date.

        Dividends will be paid through the Securities Depository on each dividend payment date. The dividend payment date will normally be the first Business Day after the dividend period ends. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to members of the Securities Depository that will act on behalf of existing or potential holders of Preferred Shares ("Agent Members"). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has currently indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

        The nominee of the Securities Depository is expected to be the sole holder of record of each series of Preferred Shares. Accordingly, each purchaser of Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the Preferred Shares.

        Calculation of Dividend Payment.    The Fund computes the dividend per share of each series of Preferred Shares by multiplying the applicable rate for such series of shares in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) and the denominator will normally be 360. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period, and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

        Dividends on the Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend rate will be the dividend rate determined at auction, except as provided in the Statement, as described below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

42

        The maximum applicable rate for any regular dividend period will be the higher of the applicable percentage of the reference rate, or the applicable spread plus the reference rate. The reference rate will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a dividend period of 365 days or more). The applicable percentage and applicable spread for any regular dividend period will generally be determined based on the credit ratings assigned to the Preferred Shares by Moody's and Fitch on the auction date for such period (as set forth in the table below). If Moody's and/or Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special rate period, (1) the maximum applicable rate will be specified by the Fund in the notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special rate period, and (3) the reference rate will be the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the Treasury Index Rate (for a dividend period of 365 days or more).

Moody's Credit Rating	Fitch's Credit Rating	Applicable Percentage	Applicable Spread
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Baa1 and lower	BB+ and lower	300%	300 bps

        The Fund will take all reasonable action necessary to enable Moody's and Fitch to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody's or Fitch, the Underwriters or their affiliates and successors, after consultation with the Fund, will select one or more other rating agencies to act as substitute rating agencies.

        The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Statement.

        The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Statement.

        Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

        The Board of Trustees may amend the maximum applicable rate to increase the percentage amount by which the reference rate described above is multiplied, or to increase the spread added to the reference rate, to determine the maximum applicable rate shown without the vote or consent of the holders of Preferred Shares, including each series, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating

43

the Preferred Shares that such action will not impair such agency's then-current rating of the Preferred Shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "—Rating Agency Guidelines and Asset Coverage."

        Restrictions on Dividends and Other Distributions.    For so long as any Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution (other than additional common shares or rights to purchase common shares or other shares, if any, ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to Preferred Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with Preferred Shares as to dividends and upon liquidation), unless and only if:

  •
  immediately after such transaction, the Fund would have Moody's Eligible Assets and Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and the 1940 Act Preferred Shares Asset Coverage would be satisfied;

  •
  full cumulative dividends on the Preferred Shares due on or prior to the Fund's most recently ended dividend period have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

  •
  the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

        For further discussion regarding asset coverage requirements, see "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage" and "Description of Capital Structure."

        The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares unless the Fund has declared and paid full cumulative or the same proportionate share of dividends on the Preferred Shares through the most recent dividend payment date. When the Fund has not paid dividends in full upon a series of the Preferred Shares through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with such series of Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on such series of Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on such series of Preferred Shares and such other class or series of shares bear to each other.

        Designation and Notification of Special Rate Periods.    The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice to the auction agent and to each Broker-Dealer, may request that the next succeeding dividend period for a series of Preferred Shares be a special rate period, with a number of days greater than seven but evenly divisible by seven, and no more than 364 (a "Short Term Special Rate Period") or one or more whole years but not greater than five years (a "Long Term Special Rate Period,") specified in such notice, provided that the Fund may not give a request for a special rate period of greater than 28 days (and any such request will be null and void) unless, for any auction occurring after the initial auction, sufficient clearing bids (as described in "The Auction—Auction Procedures" below) were made in the last occurring auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not impair the agency's then-current rating of the Preferred Shares. Such request for a special rate period shall be given on or prior to the second Business Day but, in the

44

case of a Short Term Special Rate Period, not more than seven Business Days prior to an auction date for the Preferred Shares of that series and, in the case of a Long Term Special Rate Period, not more than 28 days prior to an auction date for the Preferred Shares of that series. Upon receiving any such request, the Broker-Dealers jointly shall determine the optional redemption price of the Preferred Shares of that series during such special rate period and the specific redemption provisions and shall give the Fund and the auction agent written notice (a "Response") of such determination by no later than the second Business Day prior to such auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the Preferred Shares, (iv) industry and financial conditions which may affect the Preferred Shares of that series, (v) the investment objectives of the Fund and (vi) the dividend periods and dividend rates at which current and potential beneficial holders of the Preferred Shares would remain or become beneficial holders.

        After providing a request for special rate period to the auction agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such auction date, may give a notice to the auction agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the special rate period, (ii) the optional redemption price, if any, as specified in the related Response and (iii) the specific redemption provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such notice of special rate period to Moody's and Fitch (or to any substitute rating agency then rating the Preferred Shares). The Fund will not give a notice of a special rate period, and, if such notice of a special rate period was given already, will give telephonic and written notice of its revocation to the auction agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant auction date if (x) either the 1940 Act Preferred Shares Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets or Fitch Eligible Assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two valuation dates immediately preceding the Business Day prior to the relevant auction date on an actual basis and on a pro forma basis giving effect to the proposed special rate period (using as a pro forma dividend rate with respect to such special rate period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the Preferred Shares with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding dividend payment date have not been irrevocably deposited with the auction agent by the close of business on the third Business Day preceding the auction date immediately preceding such dividend payment date. The Fund also shall provide a copy of such notice of revocation to Moody's and Fitch (or to any substitute rating agency then rating the Preferred Shares). If the Fund is prohibited from giving a notice of special rate period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a notice of revocation with respect to a notice of special rate period, the next succeeding dividend period for that series will be a seven-day dividend period. In addition, in the event that sufficient clearing bids are not made in an auction or an auction is not held for any reason, the next succeeding dividend period will be a seven-day dividend period, and the Fund may not again give a notice of special rate period (and any such attempted notice will be null and void) until sufficient clearing bids have been made in an auction with respect to a seven-day dividend period.

        The Fund may provide that, in order to redeem Preferred Shares at the Fund's option during a special rate period, the Fund must pay to holders of the Preferred Shares a "redemption premium" in addition to the redemption price per share of $25,000, plus an amount equal to the accumulated but unpaid dividends, whether or not earned or declared. A notice of special rate period will specify whether the shares of a particular series of Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

        The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would be longer than a regular dividend period, and you would be unable to sell Preferred Shares in an auction for a correspondingly longer period of time. If you sell your Preferred Shares between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

45

Voting Rights

        Except as otherwise described in this prospectus and in the SAI or as otherwise set forth in the Declaration or the Statement or as required by law, holders of Preferred Shares will have equal voting rights with Common Shareholders and holders of any other preferred shares of the Fund (each class having one vote per share) and will vote together with Common Shareholders and any other preferred shares as a single class.

        Holders of outstanding preferred shares of the Fund, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by Common Shareholders and holders of preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares of the Fund, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of the outstanding preferred shares of the Fund shall be an automatic increase in the number of Trustees constituting the Board of Trustees by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares and any other preferred shares as described above, would constitute a majority of the Board of Trustees as so increased, and at a special meeting of shareholders which will be called and held as soon as practicable thereafter, and at all subsequent meetings at which trustees are to be elected until all dividends in arrears have been paid or otherwise provided for, the holders of the Preferred Shares and any other preferred shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees that such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue, unless otherwise terminated pursuant to the Declaration or Statement. If the Fund thereafter pays in full (or otherwise provides for) all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Trustees elected by the holders of the preferred shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares and any other preferred shares have the right to elect in any event) will automatically terminate.

        Unless a higher percentage is provided for under the Declaration or the Statement or applicable law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Preferred Shares and any other preferred shares, voting together as one class, will be required to:

  (i)
  authorize, create or issue any class or series of shares of beneficial interest ranking prior to the Preferred Shares or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation;

  (ii)
  authorize, create or issue additional shares of Preferred Shares; or

  (iii)
  amend, alter or repeal the provisions of the Declaration or the Statement, whether by merger, consolidation or otherwise, so as to adversely affect any of the powers, rights or preferences expressly set forth in the Declaration or the Statement of holders of Preferred Shares or any other preferred shares.

        To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, the Fund shall not approve any of the actions set forth in clause (i), (ii) or (iii) which adversely affects the contract rights expressly set forth in the Declaration or the Statement of a holder of shares of a series of Preferred Shares differently than those of a holder of shares of any other series of Preferred Shares without the affirmative vote of at least a majority of votes entitled to be cast by holders of the Preferred Shares of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the

46

various rating agency guidelines described herein in the event the Fund receives confirmation from Moody's and Fitch (or any applicable substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares by such rating agency.

        Unless a higher percentage is provided for under the Declaration or the Statement, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Preferred Shares and any other preferred shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, with respect to any action requiring shareholder approval pursuant to the operation of Section 2 or Section 3 of Article V of the Declaration, the affirmative vote of at least seventy-five percent of the Preferred Shares of each series outstanding at such time (each such series voting separately as a class) shall also be required. The class (and, where applicable, series) vote of holders of Preferred Shares and any other preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares and any other preferred shares, voting together as a single class, necessary to authorize the action in question.

        The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

        If a series of preferred shares other than the Preferred Shares is issued in the future, it is anticipated that such series would have voting rights comparable to those described above.

Rating Agency Guidelines and Asset Coverage

        The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Statement. These requirements are summarized below.

        1940 Act Preferred Shares Asset Coverage.    The Fund will be required under the 1940 Act and the Statement to maintain, with respect to the Preferred Shares, as of the last Business Day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are equity securities, including the Preferred Shares (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See "Redemption" below.

        The 1940 Act Preferred Shares Asset Coverage immediately following the issuance of Preferred Shares offered hereby (after giving effect to the deduction of the sales load and offering expenses for the Preferred Shares), computed using the Fund's net assets as of October 27, 2003, and assuming the Preferred Shares had been issued as of such date, will be as follows:

Value of the Fund's total assets less all liabilities and indebtedness not represented by senior securities	=	$572,917,937	=	302%

Senior securities representing indebtedness plus liquidation value of the Preferred Shares		$190,000,000

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        Preferred Shares Basic Maintenance Amount.    In connection with the Fund's receipt of ratings of "Aaa" from Moody's and "AAA" from Fitch with respect to the Preferred Shares, the Fund is required to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding (including the Preferred Shares) and (b) certain accrued and projected payment obligations of the Fund, including without limitation any accrued and projected dividends on the preferred shares then outstanding (including the Preferred Shares).

        Moody's and Fitch have established separate guidelines for calculating discounted value. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund's assets equals the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule 144A securities) and debt securities of certain non-U.S. issuers. Accordingly, although the Fund may invest in such securities to the extent set forth herein, it is currently anticipated that they will not constitute a significant portion of the Fund's portfolio under normal circumstances. The rating agency guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund's assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

        In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "—Redemption—Mandatory Redemption" below.

        In addition to the requirements described above, the rating agency guidelines impose restrictions on the Fund's use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to obtain and maintain a rating from Moody's and Fitch on the Preferred Shares. For example, the guidelines limit the use of certain hedging transactions such as futures contracts, options and other derivative transactions for hedging or investment purposes. The guidelines also limit the use of certain other investment techniques, including borrowing of money, short sales, loans of portfolio securities, reverse repurchase agreements, issuing any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity. It is not currently anticipated that these guidelines will materially impede the Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. For a complete description of such restrictions, see the Statement, which is attached as Appendix B to the Fund's SAI.

        The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's and/or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's and Fitch (or any substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

48

        As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Manager or information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

        A rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the Preferred Shares. A more detailed description of how Moody's and Fitch calculate discounted value and the other limitations imposed by the rating agencies is contained in Part I of the Statement, which is attached as Appendix B to the Fund's SAI.

Liquidation

        Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of Preferred Shares then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the Common Shares or any other class of shares of the Fund ranking junior in right of payment upon liquidation to the Preferred Shares, an amount equal to the liquidation preference with respect to such Preferred Shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding Preferred Shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund. A consolidation, reorganization or merger of the Fund into or with any other trust or company or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for cash, shares of stock, securities or properties shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Redemption

        Mandatory Redemption.    As noted above, the Fund is required under the Statement to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agency then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the Statement, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Trustees specify out of legally available funds in accordance with the Declaration, the Statement and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will redeem the lesser of (a) the minimum number of Preferred Shares necessary to

49

satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, and (b) the maximum number of Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement that can be redeemed out of funds expected to be legally available therefore at the time of redemption, and in any case will redeem such Preferred Shares pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

        Optional Redemption.    To the extent permitted under the 1940 Act and under Delaware law, upon giving notice of redemption, as provided below, the Fund, at its option, may redeem the Preferred Shares, in whole or in part, out of funds legally available therefore, at the Optional Redemption Price per share on any dividend payment date; provided that no Preferred Shares may be redeemed at the option of the Fund during (a) the initial rate period with respect to the Preferred Shares or (b) a non-call period to which such shares are subject. "Optional Redemption Price" means $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the applicable redemption premium, if any. The Fund has the authority to redeem the Preferred Shares for any reason and may redeem all or part of the outstanding Preferred Shares if it anticipates that the Fund's leveraged capital structure will result, for a significant period of time, in a lower rate of return to holders or Common Shares than that obtainable if the Common Shares were unleveraged.

        The Fund will not make any optional redemption unless the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (both before and after giving effect to such redemption).

        Although the Preferred Shares are subject to redemption under certain circumstances as described above, unlike the shares of an open-end mutual fund, the Preferred Shares may not be redeemed at a shareholder's option at net asset value.

The Auction

        General.    Under the Statement, the applicable rate for the Preferred Shares for each dividend period after the initial rate period will generally be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell Preferred Shares regardless of the rate set by the auction or offer to purchase or sell Preferred Shares based on specific dividend rates bid by them. See the Statement for a more complete description of the auction process.

        Auction Agency Agreement.    The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Statement to determine the applicable rate for Preferred Shares so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

        The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the auction agency agreement. Pursuant to the auction agency agreement, the Fund is required to indemnify the auction agent for certain losses and liabilities incurred by the auction agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

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        The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint another qualified institution to act as auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into an agreement with a successor auction agent to perform substantially similar services.

        Except in an auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Preferred Shares so long as the Fund is current in the payment of dividends on Preferred Shares and on any other shares of beneficial interest of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for Preferred Shares (collectively, the "Broker-Dealer Agreements").

        The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the Preferred Shares placed by a Broker-Dealer at such auction. For any special rate period, the service charge shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers. For purposes of the foregoing, the Preferred Shares will be placed by a Broker-Dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such Broker-Dealer or (ii) the subject of the following orders submitted by such Broker-Dealer: (A) a submitted bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential Beneficial Owner that resulted in such potential Beneficial Owner purchasing such shares as a result of the auction or (C) a submitted hold order.

        The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

        The Depository Trust Company ("DTC") initially will act as the securities depository for the Agent Members with respect to the Preferred Shares. All of the shares of each series of Preferred Shares initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the Preferred Shares contained in the Statement. Cede & Co. initially will be the holder of record of all Preferred Shares, and beneficial owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix B (Part I of the Statement) to the SAI. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the Preferred Shares held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of Preferred Shares will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

        The following is a brief summary of the procedures to be used in conducting auctions. This summary is qualified in its entirety by reference to Part II of the Statement set forth in Appendix B to the SAI. The Settlement Procedures to be used with respect to auctions are set forth in Exhibit A to each Broker-Dealer Agreement, the form of which has been filed as an exhibit to the Registration Statement of which this prospectus is a part.

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        Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a Beneficial Owner of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that Broker-Dealer:

1.
Hold Order—indicating its desire to hold the indicated number of Preferred Shares without regard to the applicable rate for shares of such series for the next dividend period.

2.
Bid—indicating its desire to purchase or hold the indicated number of Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate specified in the bid (also known as a hold-at-a-rate order).

3.
Sell Order—indicating its desire to sell Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

        A Beneficial Owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares then held by the beneficial owner. A Beneficial Owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such Beneficial Owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order.

        In an auction, a Beneficial Owner may submit different types of orders with respect to Preferred Shares then held by such beneficial owner, as well as bids for additional Preferred Shares. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

        A potential holder is either a customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but wishes to purchase Preferred Shares or a Beneficial Owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next dividend period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. Unless otherwise permitted by the Fund, the Broker-Dealers will designate themselves as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will also designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or its customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as

52

an existing holder or potential holder. If a Broker-Dealer submits an order for its own account in any auction of Preferred Shares, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that auction.

        There are sufficient clearing bids in an auction if the number of shares of a series of Preferred Shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates equal to or lower than the maximum applicable rate for shares of such series is at least equal to the sum of the number of applicable Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders and the number of applicable Preferred Shares subject to bids specifying rates higher than the maximum applicable rate for shares of such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the relevant Preferred Shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids that, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in such existing holders and potential holders owning the relevant Preferred Shares available for purchase in the auction.

        If there are not sufficient clearing bids, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all existing holders of Preferred Shares submit (or are deemed to have submitted) hold orders in an auction, the dividend period next following the auction automatically shall be the same length as the immediately preceding dividend period, and the applicable rate will be 80% of the Reference Rate (as defined in the Statement).

        The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next Business Day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.

        If any existing holder selling Preferred Shares in an auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased Preferred Shares in such auction may deliver to such person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of Preferred Shares to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the auction agent will have responsibility or liability with respect to the failure of a Beneficial Owner, potential Beneficial Owner or their respective Agent Members to deliver Preferred Shares or to pay for Preferred Shares purchased or sold pursuant to an auction or otherwise.

        The auctions for each series of the Preferred Shares will normally be held every seven days, and each subsequent dividend period will normally begin on the following Business Day.

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        The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of a series and three current holders of those shares. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 2.1%	Bid order of 2.1% rate for all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 1.9%	Bid order of 1.9% rate for all 200 shares
Potential Holder D	Wants to buy 200 shares if auction rate is 2.0% or above	Places order to buy 200 shares at or above 2.0%
Potential Holder E	Wants to buy 300 shares if auction rate is 1.9% or above	Places order to buy 300 shares at or above 1.9%
Potential Holder F	Wants to buy 200 shares if auction rate is 2.1% or above	Places order to buy 200 shares at or above 2.1%

        The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

        The example above is not meant to be an indication of the dividend rates that may be payable on the Preferred Shares.

        For further description of the auction procedures, please see Part II of the Statement, which is attached as Appendix B to the SAI. In the event of any conflict between the Statement and the description of the Preferred Shares and the auction procedures in this prospectus or the SAI, the Statement will control.

Secondary Market Trading and Transfer of Preferred Shares

        The Underwriters are not required to make a market in the Preferred Shares. The Broker-Dealers (including the Underwriters) may maintain a secondary trading market for the Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction (particularly if the Fund has declared a special rate period) should note that, because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

        You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only: (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures; (2) to a Broker-Dealer; or (3) to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your

54

Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing limitation if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

MANAGEMENT OF THE FUND

Trustees and Officers

        The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager. There are currently nine Trustees of the Fund, three of whom are currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

        Franklin Advisers, Inc. serves as the investment adviser of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at One Franklin Parkway, San Mateo, California 94403-1906. Franklin Resources, Inc. ("Franklin"), is the parent company of the Manager and the Fund's administrator. Founded in 1947, Franklin is one of the oldest mutual fund organizations. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing.

        The Manager and its affiliates (collectively known as "Franklin Templeton Investments") provide investment management and advisory services to closed-end and open-end investment company clients, as well as private accounts. As of September 30, 2003, Franklin Templeton Investments had approximately $301.9 billion in assets under management for more than five million mutual fund shareholder and other accounts.

Portfolio Management Team

        Christopher Molumphy, CFA, Eric G. Takaha, CFA, Roger Bayston, CFA, and Richard C. D'Addario serve as the portfolio management team responsible for managing the Fund's portfolio investments. They are sometimes referred to herein as the "portfolio managers." Each of them has experience managing Franklin mutual funds and private accounts.

        Mr. Molumphy has been a portfolio manager of the Franklin Strategic Income Fund since 1994, the Franklin AGE High Income Fund since 1991, and the Franklin Total Return Fund since 1998. He has been an employee of the Manager since 1988.

        Mr. Takaha has been a portfolio manager of the Franklin Strategic Income Fund since 1997, and an employee of the Manager since 1989.

        Mr. Bayston has been a portfolio manager of the Franklin U.S. Government Fund and the Franklin Strategic Mortgage Portfolio since 1993, and the Franklin Total Return Fund since 1998. He has been an employee of the Manager since 1991.

        Mr. D'Addario has been a portfolio manager of the Franklin Floating Rate Trust and the Franklin Floating Rate Daily Access Fund since 2000, and an employee of the Manager since 1996.

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Investment Management Agreement

        Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.50% of the average daily value of the Fund's Managed Assets for the investment management services it provides.

        In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The ordinary "Other Expenses" of the Fund, which are estimated above, may, and are likely to, vary from the Fund's actual expenses.

        Because the fees received by the Manager are based on the Managed Assets of the Fund (including assets attributable to Preferred Shares and any leverage created thereby), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the holders of the Fund's Common Shares.

NET ASSET VALUE

        The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Fund's accountant), or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

        The NAV of the Fund is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the NYSE is open. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

        Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

        In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Manager. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

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        Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV; accordingly, the Fund may trade on an exchange at prices lower than its NAV.

DESCRIPTION OF CAPITAL STRUCTURE

        The Fund is a statutory trust established under the laws of the state of Delaware by the Declaration. The Declaration provides that the trustees of the Fund may authorize separate classes of shares of beneficial interest. The trustees have authorized an unlimited number of common shares of beneficial interest and preferred shares of beneficial interest. Preferred shares (such as the Preferred Shares) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares" above. The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of October 27, 2003:

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited	26,566,981
Preferred Shares
Series M	2,534
Series W	2,533
Series F	2,533

        Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares of beneficial interest. Neither holders of Common Shares nor holders of preferred shares have preemptive or conversion rights or have the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the holders of the Fund's Common Shares.

        Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders, unless the shareholder elects to receive cash. The Fund and PFPC Inc. reserve the right to amend or terminate the Dividend Reinvestment Plan.

        Holders of Common Shares are entitled to one vote for each share held and will vote together with the holders of any outstanding Preferred Shares or other preferred shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of Preferred Shares—Voting Rights" and except as otherwise required by the Declaration, the Statement or applicable law.

        Shareholders of each class are entitled to one vote for each share held. Except as provided under "Description of Preferred Shares—Voting Rights" and except as otherwise required by the Declaration, the Statement or applicable law, holders of Preferred Shares are (voting as a separate class) entitled to elect two trustees, and the remaining trustees shall be elected by holders of Common Shares and Preferred Shares, voting as a single class.

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        So long as any Preferred Shares or any other preferred shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares and any other preferred shares of beneficial interest or accrued interest on borrowings (if any) has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of senior securities representing indebtedness and at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Preferred Shares—Dividends and Rate Periods—Restrictions on Dividends and Other Distributions."

        The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

        Common Shares of the Fund commenced trading on the AMEX on August 27, 2003. As of October 30, 2003, the net asset value per share of Common Shares was $14.51, and the closing price per share of Common Shares on the AMEX was $14.59.

Other Issues Relating to Preferred Shares

        Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that might be issued. It is anticipated that the net asset value per Preferred Share will equal its original purchase price per share plus accumulated dividends per share.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

        The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee.

        The Declaration requires the approval of the Board of Trustees and the affirmative vote of the holders of 75% of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, adopt or authorize certain Fund transactions not in the ordinary course of business, including (i) a merger or consolidation or sale or transfer of the Fund and (ii) conversion of the Fund from a closed-end to an open-end investment company, unless such action was previously approved, adopted or authorized by the affirmative vote of 66 2/3% of the Board of Trustees, in which case such action must be approved by the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or

58

(ii) more than 50% of such shares, whichever is less. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the SAI for a more detailed summary of these provisions.

        The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

        The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the SEC.

        The Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

        The Fund is a closed-end investment company and as such holders of its Common Shares do not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

        The Declaration requires the affirmative vote or consent of a majority of the Board of Trustees and the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, unless the conversion has been authorized by a the affirmative vote or consent of two-thirds (66 2/3%) of the Board of Trustees, in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion.

        If the Fund were to convert to an open-end company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX. In contrast to a closed-end investment company, shareholders of an

59

open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

        Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

Federal Income Tax Matters

        The following federal income tax discussion is based on the advice of Paul, Hastings, Janofsky & Walker, counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations promulgated under the Code, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

        The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

        In order for any portion of any distributions to holders of Preferred Shares to be eligible for favorable tax treatment (in this instance, capital gain dividends), the Preferred Shares must be treated as equity for federal income tax purposes. Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code), will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below) and generally will not qualify for the dividends-received deduction available to corporations under Section 243 of the Code or the reduced rate of taxation on qualified dividend income received by individuals. However, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs) or qualified dividend income, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction and/or the reduced rate of taxation for individuals mentioned above. The Fund's view that the Preferred Shares are equity for federal income tax purposes relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

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        To satisfy the distribution requirements applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the IRS could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

        If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemption, which may result in transaction expenses and gain at the Fund level and in further distributions.

        The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

        For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid by the shareholder). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

        For calendar years 2003 through 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

        Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and for sales of Fund shares during such period.

        The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and each series of the Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.

61

        The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

        Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund may be required to apply backup withholding to taxable distributions payable to a shareholder. Please see "Tax Matters" in the SAI for additional information about backup withholding.

        The Fund may, at its option, redeem its Preferred Shares in whole or in part on any dividend date (except during the initial rate period or a non-call period), and is required to redeem its Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of the Preferred Shares will be taxed as gain or loss from the sale or exchange of the Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non- corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's ownership of Common Shares will be taken into account. In determining whether the above conditions are satisfied, shares owned by certain persons related to the owner will be treated as held by such owner.

        If, in connection with the designation of a special rate period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or part of a series of Preferred Shares and that upon such redemption the holders of that series of Preferred Shares may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the special rate period, (ii) based on all the facts and circumstances at the time of the designation of the special rate period the Fund is more likely than not to redeem such series of Preferred Shares during the special rate period, and (iii) the premium to be paid upon redemption during such special rate period exceeds a specified de minimis amount, it is possible that the holders of such series of Preferred Shares will be required to accrue the premium as a dividend (to the extent of the Fund's current or accumulated earnings and profits).

        This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund distributions. Please see "Tax Matters" in the SAI for additional information regarding the tax aspects of investing in the Fund.

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UNDERWRITING

        Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

	Number of Shares
Underwriters	Series M	Series W	Series F
Citigroup Global Markets Inc.	1,394	1,393	1,393
Merrill Lynch, Pierce, Fenner & Smith Incorporated	507	507	507
UBS Securities LLC	380	380	380
Wachovia Capital Markets, LLC	253	253	253
Total	2,534	2,533	2,533

        The underwriting agreement provides that the obligations of the several Underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.

        The Underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250.00 per share is equal to 1.00% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $37.50 per share on sales to certain other dealers. If all of the Preferred Shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Preferred Shares purchased on or before November 7, 2003.

        The Fund and the Manager have each agreed that, for a period of 180 days from the date of the underwriting agreement, they will not, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Underwriters, sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund other than Preferred Shares. Citigroup Global Markets Inc. on behalf of the Underwriters in its sole discretion may release any of the securities subject to those lock-up agreements at any time without notice.

        The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

        The Fund anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the SAI.

        The Fund and the Manager have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

63

registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York, 10013.

        The settlement date for the purchase of the Preferred Shares will be November 7 , 2003, as agreed upon by the underwriters, the Fund and Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN, AUCTION AGENT, REGISTRAR,
DIVIDEND PAYING AGENT, REDEMPTION AGENT AND TRANSFER AGENT

        The Bank of New York, acts as custodian of the Fund's securities and other assets and serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

SHAREHOLDER SERVICING AGENT

        PFPC, Inc., is the Fund's shareholder servicing agent. Please send all correspondence to PFPC, Inc., which is located at P.O. Box 43027, Providence, RI 02940-3027.

        For its services, PFPC, Inc. receives a fixed fee per account. The Fund also will reimburse PFPC, Inc. for certain out-of-pocket expenses, which may include payments by PFPC, Inc. to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to PFPC, Inc. in connection with maintaining shareholder accounts.

ADMINISTRATOR

        FT Services has an agreement with the Fund to provide certain administrative services and facilities for the Fund. FT Services is an affiliate of the Manager, both of which are subsidiaries of Franklin Resources. FT Services is located at One Franklin Parkway, San Mateo, CA 94403-1906.

        The administrative services FT Services provides include but are not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Fund will pay FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily Managed Assets.

LEGAL MATTERS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, and for the Underwriters by Simpson Thacher & Bartlett LLP.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	3
Investment Objectives and Policies	3
Investment Restrictions and Additional Investment Information	3
Management of the Fund	34
Investment Adviser	45
Portfolio Transactions	47
Code of Ethics	48
Proxy Voting Policy	49
Distributions	51
Description of Shares	52
Additional Information Concerning the Auctions for Preferred Shares	53
Anti-Takeover and Other Provisions in the Declaration of Trust	54
Repurchase of Common Shares; Conversion to Open-End Fund	55
Tax Matters	57
Performance Related and Comparative Information	61
Custodian, Auction Agent, Registrar, Dividend Paying Agent, Redemption Agent and Transfer Agent	61
Shareholder Servicing Agent	61
Independent Auditors	62
Registration Statement	62
Financial Statements	63
Appendix A—Description of Ratings	A-1
Appendix B—Statement of Preferences	B-1

65

$190,000,000

Franklin Templeton Limited Duration
Income Trust

Auction Preferred Shares

2,534 Shares, Series M 2,533 Shares, Series W 2,533 Shares, Series F

$25,000 Liquidation Preference Per Share

PROSPECTUS
November 5, 2003

Citigroup
Merrill Lynch & Co.
UBS Investment Bank
Wachovia Securities

SEC File Nos.:	811-21357 333-109190

PART B

STATEMENT OF ADDITIONAL INFORMATION FOR THE PREFERRED SHARES OF
FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION FOR
FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
November 5, 2003

        Franklin Templeton Limited Duration Income Trust (the "Fund") is a recently organized, diversified closed-end management investment company.

        This Statement of Additional Information ("SAI") relating to Auction Preferred Shares of the Fund ("Preferred Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to the Preferred Shares dated    , 2003, as it may be supplemented from time to time (the "Prospectus"). This SAI does not include all of the information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236). You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

        Capitalized terms used but not defined in this Statement of Additional Information shall have the meanings given to such terms in the Fund's Statement of Preferences of Auction Preferred Shares (the "Statement") attached as Appendix B to this Statement of Additional Information.

Investment companies:

  •
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  •
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  •
  are subject to investment risks, including the possible loss of principal.

USE OF PROCEEDS

        The net proceeds of the offering of Preferred Shares of the Fund will be approximately $187,688,910 after payment of offering costs and the sales load.

        Pending investment in U.S. dollar-denominated debt obligations and other securities that meet the Fund's investment objectives and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term securities.

INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and general investment policies of the Fund are described in the Prospectus. The risks of investing in the Fund are described in the Prospectus and in this SAI; in considering such risks, you should read both of these documents carefully.

        The Fund's primary investment objective is to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective. See "Investment Objectives and Strategies" in the Prospectus.

INVESTMENT RESTRICTIONS AND ADDITIONAL INVESTMENT INFORMATION

Fundamental Investment Restrictions

        Generally, the policies and restrictions discussed in this SAI and in the Prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

        If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

        The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, any outstanding preferred shares of beneficial interest (including the Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including the Preferred Shares) voting as a separate class:

          (1)   Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

          (2)   With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than

  5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

          (3)   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

          (4)   Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

          (5)   Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See "Risks—Leverage Risk" in the Prospectus.

          (6)   Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

          (7)   Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

        For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Non-Fundamental Investment Policies

        The Fund has adopted certain non-fundamental investment policies, including but not limited to the following:

          (1)   The Fund may invest up to 15% of its total assets in securities (excluding swaps) which are illiquid at the time of investment (as determined by the Manager) See "Illiquid Securities."

        Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Manager to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or estimated average duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, the Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

        Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

        The Fund would be deemed to "concentrate" in a particular industry if it invested more than 25% of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

        The Fund may not change its duration policy, which is, under normal market conditions, to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage), unless it provides 60 days' prior notice to Common Shareholders.

        To the extent the Fund covers its commitment under a reverse repurchase agreement, swap or other derivative instrument by the segregation of assets determined by the Manager to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

        The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

        It is a condition of the issuance of the Preferred Shares that they be issued with a credit quality rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Fitch Ratings ("Fitch"). To obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objective. Moody's and Fitch receive fees in connection with their ratings issuances.

        Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Debt Securities and Other Income-Producing Instruments

        A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

        The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero-coupon securities," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

        The Fund may buy both rated and unrated debt securities and other income-producing instruments. The Fund may invest a significant portion of its assets in investment grade debt securities. Investment grade debt securities are rated in one of the top four ratings categories by one of the nationally-recognized statistical rating organizations ("Rating Agencies") such as Standard & Poor's Ratings Services ("S&P"), Moody's or Fitch.

        Under normal market conditions, the Fund will invest at least 25% of its total assets in debt securities and other income-producing instruments that are rated below investment grade. Debt securities that are rated below investment grade are sometimes called "high yield securities" or "junk bonds." A debt security rated below the top four ratings categories by each of the Rating Agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Manager, will be considered below investment grade. See "High Yield Investments."

        The market value of debt securities and other income-producing instruments generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of these investments generally increases. Conversely, during periods of rising interest rates, the value of such investments generally declines. These changes in market value will be reflected in the Fund's net asset value per share. Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's portfolio will decline in value.

        The Fund may invest in debt securities or other income-producing instruments on which the issuer is not currently making interest payments (defaulted debt securities) or where the issuer is in bankruptcy. The Fund may buy defaulted debt securities or other instruments if, in the opinion of the Manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

        An issuer of a debt security may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Mortgage-Related and Other Asset-Backed Securities

        Under normal market conditions, the Fund will invest at least 25% of its assets in mortgage-backed and other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. See "—Mortgage Pass-Through Securities" below. The Fund will not invest in interest-only or principal-only mortgage securities.

        Mortgage Pass-Through Securities.    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government

National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

        Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

        Government-related guarantors (i.e., guarantors not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

        FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Manager's opinion are illiquid (excluding swaps) if, as a result, more than 15% of the value of the Fund's total assets (taken at market value at the time of investment) will be invested in illiquid securities.

        Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions and Additional Investment Information") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

        Commercial Mortgage-Related Securities.    The Fund may invest a significant portion of its assets in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

        Other Mortgage-Related or Asset-Backed Securities.    Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, mortgage dollar rolls, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

        The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of manufactured housing, automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through and senior subordinated payout structures.

        The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

        Consistent with the Fund's investment objectives and policies, the Manager also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

        Dollar Roll Transactions.    In a mortgage dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

        For each mortgage dollar roll transaction, the Fund will segregate on its books an offsetting cash position or a position of liquid securities of equivalent value. The Manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

        The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.

        The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. As a matter of non-fundamental policy, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing, for purposes of the Fund's investment restrictions.

Bank Loans and Loan Participations

        Under normal market conditions, the Fund will invest at least 25% of its total assets bank loans made to corporate and other business entities (corporate loans). To implement that strategy, the Fund may acquire loan participations and other related direct or indirect bank debt obligations (bank loans or loan participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower.

        The rate of interest payable on corporate loans or other income-producing instruments with floating interest rates is generally established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based corporate loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based corporate loans is reset periodically, typically at regular intervals ranging between 30 days and one year.

        A significant portion of the corporate loans held by the Fund may be issued in highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Such corporate loans and similar income-producing instruments present special risks.

        Corporate loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the corporate loans as required under the terms of the credit facility at the borrower's demand. Such corporate loans also may include receivables purchase facilities, which are similar to revolving credit facilities secured by a borrower's receivables.

        The Fund will generally invest in a corporate loan only if the Manager judges that the borrower can meet the scheduled payments on the obligation. The Fund may, however, acquire loans in default. In addition, the Manager will consider other factors it believes are appropriate to the analysis of the borrower and the corporate loan. Such factors may include, but are not limited to, financial ratios of the borrower, such as the interest coverage ratio and leverage ratio. The Manager also will consider the nature of the industry in which the borrower is engaged, the nature of the borrower's assets and the general quality of the borrower.

        When the Manager selects corporate loans for investment by the Fund, it primarily considers the creditworthiness of the borrower. The Manager will not base its selection upon the quality ratings of other debt obligations of a borrower. These other debt obligations are often subordinated to the corporate loans. Instead, the Manager will perform its own independent credit analysis of the borrower, and of the collateral structure for the corporate loan. After the Fund invests in a corporate loan, the Manager will continue to evaluate the corporate loan on an ongoing basis.

        Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

        The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in loans guaranteed by, or secured by assets of, shareholders or owners, even if the loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a loan. On occasions when such stock cannot be pledged, the loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the loan. However, the borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of loans and, indirectly, loans themselves.

        If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the loan to the interests of the borrower's unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan.

        The Manager generally considers loan participations to be liquid. To the extent loan participations are deemed to be liquid by the Manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the Fund may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

High Yield Investments

        Under normal market conditions, the Fund will invest at least 25% of its assets in debt securities and other income-producing instruments that are rated below investment grade by Moody's, S&P or Fitch (below Baa by Moody's, below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality. These debt securities are sometimes referred to as "high yield" securities or "junk bonds." Because the Fund will hold investments that are below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily or solely in high-rated securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities and other income-producing instruments, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

        The market value of high yield, lower-quality fixed-income securities and other income-producing instruments tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated or unrated investments also tend to be more sensitive to economic conditions than higher-quality securities.

        Issuers of high yield, fixed-income securities and other income-producing instruments are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities or other instruments of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality investments may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

        The risk of loss due to default may also be considerably greater with lower-quality investments because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of an instrument in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted instruments tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security. Notwithstanding the foregoing, the Fund may invest in securities and other instruments where the issuer is in default or bankruptcy.

        High yield securities or other income-producing instruments frequently have call or buy-back features that allow an issuer to redeem the obligation from the Fund. Although these securities or other income-producing instruments are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its obligations during periods of declining interest rates, the Manager may find it necessary to replace the investments with lower-yielding securities or other income-producing instruments, which could result in less net investment income for the Fund. The premature disposition of a high yield investment due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

        High yield securities or other income-producing instruments may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security or instrument and on the Fund's ability to sell a security or instrument in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

        The Fund may buy securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (the "1933 Act"), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

        The Fund may buy high yield securities during an initial underwriting. These securities involve special risks because they are new issues. The Manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of these securities.

        The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

        The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

        The Fund may purchase certain high yield securities and other income-producing instruments at a discount to par value. These investments, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold these investments solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the investments remain attractive. The Fund may realize a capital loss when a security or other instrument is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities or instruments, whether purchased at par, a discount, or a premium.

        Ratings.    Independent rating organizations rate debt investments based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the Manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities and other income- producing instruments being considered for the Fund's portfolio.

        In its analysis, the Manager considers a variety of factors, including:

  •
  the experience and managerial strength of the issuer;

  •
  responsiveness to changes in interest rates and business conditions;

  •
  debt maturity schedules and borrowing requirements;

  •
  the issuer's changing financial condition and market recognition of the change; and

  •
  relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

Collateralized Obligations

        The Fund may invest in senior classes of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other collateralized debt obligations ("CDOs"), which are debt instruments backed solely by a pool of other debt securities. The Fund will not invest in the equity classes of CBOs, CLOs or other CDOs or in their junior classes that are subordinate to their senior classes. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which the Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Zero-Coupon Securities

        Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. Lower quality zero-coupon securities are generally subject to the same risks as high yield debt securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price.

Commercial Paper

        Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which the Manager has made a credit quality assessment. See Appendix A for a description of the ratings assigned by the Rating Agencies to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Foreign (Non-U.S.) Investments and Currencies

        The Fund may invest in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing. Foreign investments held by the Fund generally will be traded on U.S. markets. The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing. The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.

        Investing in securities or other income-producing instruments issued by companies and governments in foreign countries typically involves special risks and considerations not typically associated with investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

        You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

        There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

        Developing Countries and Emerging Markets.    The Fund may invest in securities or other income-producing instruments issued by companies and governments in "emerging market" countries. Investments in companies domiciled in developing countries or based in underdeveloped emerging markets may be subject to potentially higher risks than investments in developed countries or mature markets. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence or early stage of development of a capital market structure or market-oriented economy.

        In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

        Foreign Currency.    The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

        The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

        Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

        The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

        Forward Currency Exchange Contracts.    The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.

Sovereign Debt

        The Fund may invest in sovereign debt, which can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. To the extent the Fund invests in foreign currency-denominated debt obligations and hedging activities, such investments may produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes.

Equity Securities

        The Fund may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners; however, the Fund may hold equity securities that do not issue dividends. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

        The Fund's equity investments generally will be limited to convertible securities and dividend-paying common or preferred stocks. The Fund may also acquire equity securities in connection with the Fund's other investment activities, including through: the restructuring of loans or other debt securities; the resolution of a bankruptcy or a default; the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund; or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund. These equity securities may have risk and other characteristics of stocks or of both stocks and bonds. By holding and investing in equity securities, the Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. The value of an investment in a Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies. In addition, some of the equity securities that the Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.

        Preferred Stocks.    Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

        Convertible Securities and Synthetic Convertible Securities.    The Fund may invest in convertible securities, which are generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

        A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

        The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Bank Obligations

        Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

        Subject to the Fund's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and up to 5% of its total assets in foreign bank obligations denominated in foreign currencies. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "—Foreign (Non-U.S.) Investments and Currencies" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Corporate Bonds

        The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest up to 5% of its total assets in bonds denominated in foreign currencies in accordance with the Fund's investment objectives and policies as described in the Prospectus.

        The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the SAI, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, and management risk.

Derivative Instruments

        In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objectives. The Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid.

        The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

        The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be distributed to shareholders in taxable distributions.

        Options on Securities, Swap Agreements and Indexes.    The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

        An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

        The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees.

        If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

        The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

        The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

        The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

        Risks Associated with Options on Securities and Indexes.    There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

        There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

        If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

        Foreign Currency Options.    The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

        Futures Contracts and Options on Futures Contracts.    The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

        A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

        The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

        To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

        The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

        When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

        The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

        Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

        The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

        Limitations on Use of Futures and Futures Options.    As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will comply with applicable CFTC requirements, as amended. Under current CFTC requirements, with respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract unless either (1) immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," do not exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio. Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Fund may no longer be subject to such limitations. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

        When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

        When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

        When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

        When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

        To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

        The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

        Risks Associated with Futures and Futures Options.    There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

        Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements

        The Fund may enter into swap contracts for hedging purposes or to add leverage to the portfolio; such swaps may include but are not limited to interest rate swaps, credit default swaps or currency swaps. When used for hedging purposes, the Fund would be the buyer of a swap contract. When the Fund is the seller of a swap contract, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of such swaps, marked to market on a daily basis.

        Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

        The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.

        Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

        Whether the Fund's use of swaps will be successful in furthering its investment objectives will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

        Interest Rate Swaps.    An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. To the extent the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

        Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

        Credit Default Swaps.    The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Structured Notes and Other Related Instruments

        The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

        The Manager may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Certain issuers of structured instruments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured instruments may be limited by the restrictions contained in the 1940 Act. Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Manager, they will be subject to the Fund's restrictions on investments in illiquid securities. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Manager, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if the Manager uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

U.S. Government Securities

        U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "—Zero-Coupon Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Municipal Bonds

        The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio managers to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

        Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

        Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

When-Issued, Delayed Delivery and Forward Commitment Transactions

        The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

        In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

Repurchase Agreements

        The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, such as waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

        Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Borrowing

        The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund is permitted to use leverage representing up to 38% of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). The Fund may also borrow money for temporary administrative purposes.

        Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of Preferred Shares ("Preferred Shareholders") to elect a majority of the Trustees of the Fund.

        As described elsewhere in this SAI, the Fund also may enter into certain transactions, including swap contracts and other derivative instruments, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions, although the Fund's exposure to certain derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid. The Fund may enter into these transactions in order to add leverage to the portfolio. See "Investment Objectives and Strategies," "Risks—Liquidity Risk" and "Risks—Leverage Risk" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by the Manager in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's Managed Assets.

        The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

Short Sales

        The Fund may use short sales for investment and risk management purposes. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

        When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

        To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

        The Fund may invest up to 15% of its total assets in securities (excluding swaps) which are illiquid at the time of investment. Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.

        The Fund's Board of Trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the Manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's Board of Trustees will review any determination by the Manager to treat a restricted security as a liquid security on an ongoing basis, including the Manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Manager and the Fund's Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Real Estate Investment Trusts

        The Fund may invest in the equity or debt securities of publicly traded and private real estate investment trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

Other Investment Companies

        The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, to the extent permitted by exemptive orders received from the Securities and Exchange Commission, the Fund may invest cash balances in shares of other money market funds advised by the Manager or its affiliates in amounts up to 25% of the Fund's total assets. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Portfolio Trading and Turnover Rate

        Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, an investment may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two investments. Temporary price disparities between two comparable investments may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Investments may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

        A change in the investments held by the Fund is known as "portfolio turnover." The Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

        The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio investments for the particular fiscal year by (b) the monthly average of the value of the portfolio investments owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all investments, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants

        The Fund may invest in warrants to purchase securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt obligations at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Loans of Portfolio Securities

        To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

        Where voting rights with respect to the loaned securities pass with the lending of the securities, the Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

Participation on Creditors Committees

        The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Manager believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

        When the Manager believes market or economic conditions are unfavorable for investors, the Manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market securities. The Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MANAGEMENT OF THE FUND

Trustees and Officers

        The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

        The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

INDEPENDENT TRUSTEES

Name, Age and Address	Position Held with Fund	Term of Office (1) / Length of Time Served with the Fund(2)	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held
FRANK H. ABBOTT, III (82) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	1 year / Since inception	115	Abbott Corporation
Principal Occupation During Past 5 Years: President and Director, Abbott Corporation (an investment company).
ROBERT F. CARLSON (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	2 years / Since inception	52	None
Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

HARRIS J. ASHTON (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	1 years / Since inception	142	Bar-S Foods
Principal Occupation During Past 5 Years:
Director, Bar-S Foods (meat packing company); and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
S. JOSEPH FORTUNATO (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	2 years / Since inception	143	None
Principal Occupation During Past 5 Years: Attorney; and formerly, Member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2003).
FRANK W.T. LAHAYE (74) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	3 years / Since inception	115	Director, The California Center for Land Recycling (redevelopment).
Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (asset management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

GORDON S. MACKLIN (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	3 years / Since inception	142
Director, White Mountains Insurance Group, Ltd. (holding company); Martek Biosciences Corporation; MedImmune, Inc. (biotechnology); Overstock.com (Internet services); Spacelab, Inc. (aerospace services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002).
Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position	Term of Office (1) / Length of Time Served with the Fund(2)	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held
*CHARLES B. JOHNSON (70) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	3 years / Since inception	142	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
*RUPERT H. JOHNSON, JR. (63) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	2 years / Since inception	125	None
Principal Occupation During Past 5 Years:
Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*MARTIN L. FLANAGAN (43) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	1 year / Since inception	5	None
Principal Occupation During Past 5 Years:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
CHRISTOPHER J. MOLUMPHY (41) One Franklin Parkway San Mateo, CA 94403-1906	President & Chief Executive Officer—Investment Management	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.

JIMMY D. GAMBILL (56) One Franklin Parkway San Mateo, CA 94403-1906	Senior Vice President & Chief Executive Officer—Finance and Administration	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
MURRAY L. SIMPSON (66) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
HARMON E. BURNS (58) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years:
Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the other subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
BARBARA J. GREEN (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Name, Age and Address	Position	Term of Office (1) / Length of Time Served with the Fund(2)	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held
GREGORY E. JOHNSON (42) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since inception	Not Applicable	Fiduciary Trust Company International; Command Audio Corporation
Principal Occupation During Past 5 Years:
President, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
RICHARD D'ADDARIO (54) One Franklin Parkway San Mateo, CA 94403-1906	Vice President\	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years: Senior Vice President and Director of Research, Franklin Advisers, Inc.; and officer of four of the investment companies in Franklin Templeton Investments.
KIMBERLEY H. MONASTERIO (39) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer and Chief Financial Officer	Since inception	Not Applicable	None
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.

(1)
The Fund's Trustees normally are elected to a three-year term of office. However, the Fund has a staggered Board and its Trustees are divided into three classes (Class I, Class II and Class III), which have initial terms of one, two and three years, respectively (see "Anti-Takeover and Other Provisions in the Declaration of Trust"). Trustees may be reelected.

(2)
All of the Independent Trustees have served on the Boards of Trustees of other Funds in the Franklin Templeton Investments fund complex. Their respective length of time served as Trustees in the fund complex are as follows: Frank H. Abbott, III (since 1965); Robert F. Carlson (since 1982); S. Joseph Fortunato (since 1981); Frank W.T. LaHaye (since 1968); Harris J. Ashton (since 1976) and Gordon S. Macklin (since 1982).

(3)
We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

*
Charles B. Johnson and Rupert H. Johnson, Jr. are both considered to be interested persons of the Fund under the federal securities laws because each of them is an officer and director and major shareholder of Franklin Resources, Inc. Martin L. Flanagan is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.

        For the Trustees who are considered to be an "interested person" of the Fund, as defined in the 1940 Act (the "Interested Trustees"), and the Fund's officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the table above.

Compensation

        The Fund has no employees. Its officers are compensated by the Manager. The Fund pays $325 per month plus $325 per meeting attended to each of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees"). Independent Trustees who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Independent Trustees also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to the Independent Trustees by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Trustees who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to the Independent Trustees by the Fund and by Franklin Templeton Investments.

Name	Estimated Fees to be Received from the Fund(1)	Total Fees Received from Franklin Templeton Investments(2)	Number of Boards in Franklin Templeton Investments on which Each Serves(3)
Frank H. Abbott, III	$7,525	$164,214	29
Robert F. Carlson	$7,525	$95,070	15
Harris J. Ashton	$7,525	$372,100	46
S. Joseph Fortunato	$7,525	$372,941	47
Frank W.T. LaHaye	$7,525	$164,214	29
Gordon S. Macklin	$7,525	$363,512	46

(1)
Since the Fund has not completed its first full fiscal year, Trustee compensation is estimated based upon future payments to be made by the Fund during the current fiscal year ending March 31, 2004.

(2)
For the calendar year ended December 31, 2002.

(3)
We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

        Independent board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or Trustee received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or Trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Trustee Election

        In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any Preferred Shares are outstanding, in which event Preferred Shareholders, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

Committees of the Board of Trustees

        The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Fund: Frank H. Abbott, III and Robert F. Carlson and Frank W. T. LaHaye, Chairman. The Nominating Committee is comprised of the following Independent Trustees of the Fund: Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W. T. LaHaye, and Gordon S. Macklin, Chairman

        The Fund's Nominating Committee sets Trustees' fees and is responsible for the nomination of Trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the Board, care of the Fund's address at: Franklin Templeton Limited Duration Income Trust, P.O. Box 997151, Sacramento, CA 95899-9983.

        The Audit Committee has met once during the current fiscal year.

        The Nominating Committee has not convened any meetings prior to the date of this SAI.

Securities Ownership

        Franklin trustees historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Trustees. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

        The following tables provide the dollar range of equity securities beneficially owned by the Trustees of the Fund on December 31, 2002.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by the Trustee in the Franklin Templeton Fund Complex
Frank H. Abbott, III	None	Over $100,000
Robert F. Carlson	None	Over $100,000
Harris J. Ashton	None	Over $100,000
S. Joseph Fortunato	None	Over $100,000
Frank W.T. LaHaye	None	Over $100,000
Gordon S. Macklin	None	Over $100,000

*
Since the Fund was not operational as of December 31, 2002, the Trustees did not own any securities in the Fund as of that date.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by the Trustee in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000
Martin L. Flanagan	None	Over $100,000

*
Since the Fund was not operational as of December 31, 2002, the Trustees did not own any securities in the Fund as of that date.

        None of the Independent Trustees or their immediate family members had beneficial ownership of any class of securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002.

        As of October 27, 2003, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares. As of October 27, 2003, the Manager did not own any of the Fund's outstanding Common Shares. As of October 31, 2003, there were no outstanding Preferred Shares of the Fund.

INVESTMENT ADVISER

Investment Adviser

        The Fund's investment adviser is Franklin Advisers, Inc. (the "Manager"), a direct wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc. As of September 30, 2003, the Manager and its affiliates had approximately $301.9 billion in assets under management.

        The Manager serves as investment adviser to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Manager also selects the brokers who execute the Fund's portfolio transactions. The Manager provides periodic reports to the Board, which reviews and supervises the Manager's investment activities. To protect the Fund, the Manager and its officers, directors and employees are covered by fidelity insurance.

Certain Terms of the Investment Management Agreement

        Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objectives, policies and restrictions.

        Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager.

        Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.50% of the average daily value of the Fund's Managed Assets (including net assets attributable to Preferred Shares), for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

        Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

        The Investment Management Agreement will continue in force with respect to the Fund for two years from its initial effective date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager.

        The Investment Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Basis for Approval of the Investment Management Agreement

        At a meeting on July 17, 2003, the Board, including a majority of the Independent Trustees, approved the Fund's Investment Management Agreement. In reaching this decision, the Board took into account information specifically furnished for the Board meeting and information furnished at a prior meeting. Information furnished included reports on the Manager's investment performance using similar investment strategies, expected expenses of the Fund, expected portfolio composition,, information about the scope and quality of services provided by the Manager and its affiliates, as well as periodic reporting procedures relating to compliance with the Fund's investment policies and restrictions. In considering such material, the Independent Trustees received assistance and advice from and met separately with independent counsel.

        The Trustees met with the relevant investment advisory personnel from the Manager and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Investment Management Agreement. See "Management of the Fund" in the Prospectus and this SAI. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager were appropriate to fulfill effectively the duties of the Manager on behalf of the Fund under the Investment Management Agreement. The Trustees also considered the business reputation of the Manager, its financial resources and professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the Investment Management Agreement.

        The Trustees received information concerning the investment philosophy and investment process to be applied by the Manager in managing the Fund. In this regard, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including research services available to the Manager as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

        The Trustees noted that the Manager's standard of care was comparable to that found in most investment company advisory agreements. See "—Certain Terms of the Investment Management Agreement" above. The Trustees concluded that the scope of the Manager's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objectives, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

        The Trustees considered the quality of the services to be provided by the Manager to the Fund. The Trustees also evaluated the procedures of the Manager designed to fulfill its fiduciary duty to the

Fund with respect to possible conflicts of interest, including its codes of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

        The Trustees also gave substantial consideration to the fees payable under the Investment Management Agreement. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

        Based upon its review of such material and information together with such other information as it deemed relevant, the Board, including a majority of Independent Trustees, concluded that the initial approval of the Investment Management Agreement was appropriate and in the best interests of the Fund.

PORTFOLIO TRANSACTIONS

        The Manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

        When placing a portfolio transaction, the Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the Manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

        The Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Manager in carrying out its overall responsibilities to its clients.

        It is not possible to place a dollar value on the special executions or on the research services the Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

        Because Franklin Templeton Distributors, Inc. ("Distributors") is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund may be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

        If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

        Since the Fund was not operational prior to the date of this SAI, the Fund did not pay any brokerage commissions prior to that date. As of the date of this SAI, the Fund did not own securities of its regular broker-dealers.

CODE OF ETHICS

        The Fund and the Manager have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund and its Manager will be governed by the code of ethics.

        The Manager and its affiliates manage numerous other investment companies and accounts. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. The Fund and the Manager have text-only versions of the codes of ethics that can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICY

        The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager has adopted Proxy Voting Policies and Procedures, in which its administrative duties with respect to voting proxies has been assigned to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

        All proxies received by the Proxy Group will be voted based upon the Manager's instructions and/or policies. To assist it in analyzing proxies, the Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, the Manager does not consider recommendations from ISS or any other third party to be determinative of the Manager's ultimate decision. The Manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. In situations where the Manager perceives a material conflict of interest, the Manager may: disclose the conflict to the Fund's Board of Trustees; defer to the voting recommendation of the Fund's Board of Trustees, ISS or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

        As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Manager will not support the position of the company's management in any situation where it deems that the ratification of company management's position would adversely affect the investment merits of owning that company's shares.

        The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations, and any other available information. The Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from the Manager's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

        The Manager has adopted general proxy voting guidelines that are reviewed periodically by various members of the Manager's organization, including portfolio management, legal counsel and the Manager's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Manager anticipate all future situations.

Manager's Proxy Voting Policies and Principles

        The following is a summary of the proxy voting positions that the Manager has developed based on years of experience with proxy voting and corporate governance issues and reflects what the Manager believes to be good corporate governance and responsible behavior:

        Board of Directors.    Directors are expected to be competent, accountable and responsive to shareholders. The Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Manager will generally vote against company management efforts to classify a board and will generally support proposals to declassify the board of directors. The Manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance.

        Ratification of auditors.    In light of several high profile accounting scandals, the Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the Manager will examine proposals relating to non-audit relationships and non-audit fees. The Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

        Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Among other things, the Manager considers the ISS quantitative model utilized to assess such plans. The Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

        Severance compensation arrangements will be reviewed on a case-by-case basis, although the Manager will generally oppose excessive "golden parachutes." The Manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The Manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor future developments in this area.

        Anti-takeover mechanisms and related issues.    The Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, a research analyst will conduct an independent review of each anti-takeover proposal. On occasion, the Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The Manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote. The Manager will closely evaluate shareholder rights plans on a case-by-case basis to determine whether or not they warrant support. The Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Manager generally supports "fair price" provisions and confidential voting.

        Changes to capital structure.    The Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares in the form of common or preferred stock or the assumption of additional debt. The Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Manager will review proposals seeking preemptive rights on a case-by-case basis.

        Mergers and corporate restructuring.    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

        Social and corporate policy issues.    As a fiduciary, the Manager is primarily concerned about the financial interests of the Fund and its shareholders. The Manager will generally give management discretion with regard to social, environmental and ethical issues, although the Manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

        Global corporate governance.    The Manager is a global manager of investments in countries worldwide. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the Manager must be more flexible in these instances and must be mindful of the varied market practices of each region. As experienced global money managers, the Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

        The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, the Manager understands its fiduciary duty to vote Fund proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Manager will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the Manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, the Manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the Manager is not given adequate information from the company.

        The Proxy Group is responsible for maintaining the documentation that supports the Manager's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Shareholders may view the Manager's complete proxy voting policies and procedures on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Fund's complete proxy voting policies and procedures free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at http://www.sec.gov no later than August 31, 2004 and will reflect the prior 12 months' voting record. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Manager are made available as required by law and is responsible for overseeing the filing of such policies, procedures and Fund voting records with the SEC.

DISTRIBUTIONS

        See "Description of Preferred Shares—Dividends and Rate Periods" and "Description of Capital Structure" in the Prospectus for information relating to distributions made to Fund shareholders.

        For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares, the Series M Preferred Shares, the Series W Preferred Shares and the Series F Preferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred

Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

        The Board of Trustees has declared a dividend of $0.0988 per share, payable November 3, 2003, to shareholders of record on October 20, 2003.

DESCRIPTION OF SHARES

Common Shares

        The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. All Common Shares of the Fund, no par value, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Fund's outstanding Common Shares are fully paid and are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares or any other preferred shares of beneficial interest are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares and any other preferred shares of beneficial interest have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares and any other preferred shares of beneficial interest would be at least 200% after giving effect to such distributions. See "Preferred Shares" below and "Description of Preferred Shares—Dividends and Rate Periods—Restrictions on Dividends and Other Distributions" and "Description of Capital Structure" in the Prospectus.

        The Common Shares are listed on the American Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

        Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that may invest a significant portion of their assets in below investment-grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of the Preferred Shares (or any future offering of the Fund's capital stock) by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and "Description of Capital Structure" in the Prospectus.

Preferred Shares

        See "Description of Preferred Shares" and "Description of Capital Structure" in the Prospectus for information relating to the Preferred Shares. As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

        Auction Agency Agreement.    The Fund will enter into an auction agency agreement with the auction agent (currently The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Statement of Preferences for purposes of determining the applicable rate for Preferred Shares whenever the applicable rate for such shares is to be based on the results of an auction.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more broker-dealers that have entered into separate agreements with the auction agent. The auction agent will enter into broker-dealer agreements with one or more broker-dealers selected by the Fund that provide for the participation of those broker-dealers in auctions for Preferred Shares.

        Securities Depository.    The Depository Trust Company ("DTC") will act as securities depository for the agent members (defined below) with respect to the Preferred Shares. One certificate for the Preferred Shares will be registered in the name of Cede & Co., as nominee of DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Statement of Preferences. Cede & Co. will be the holder of record of all Preferred Shares, and owners of the Preferred Shares will not be entitled to receive certificates representing their ownership interest in the Preferred Shares.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each applicable participant (the "agent member") in Preferred Shares, whether for its own account or as a nominee for another person. A copy of the Fund's agreement with DTC is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

        Auction Agent.    The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement.

        The auction agent shall maintain a current registry of the existing holders of the Preferred Shares for purposes of each individual auction. The auction agent may rely upon, as evidence of the identities of the existing holders, the list of the initial existing holders of Preferred Shares and the broker-dealer of each such existing holder through which such existing holder purchased such shares, supplied to it by the Fund. The auction agent may also rely upon, as evidence of the identities of the existing holders the results of each auction and notices from any existing holder, the agent member of any existing holder or the broker-dealer of any existing holder with respect to such existing holder's transfer of any Preferred Shares to another person.

        The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into an agreement with a successor auction agent.

        Broker-Dealers.    After each auction for the Preferred Shares, the auction agent will pay to each broker-dealer, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000) of the Preferred Shares held by such broker-dealer's customers upon settlement in such auction.

        The broker-dealer agreement provides that a broker-dealer may submit orders in auctions for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

        The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

        The Declaration contains a disclaimer of shareholder liability for debts or obligations of the Fund. The Declaration provides for indemnification out of the assets of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Each share, when issued, is nonassessable, and shareholders are entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the state of Delaware.

Anti-Takeover Provisions

        As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

        The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause upon the vote of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee.

        The Declaration requires the approval of the Board of Trustees and the affirmative vote of the holders of 75% of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, adopt or authorize certain Fund transactions not in the ordinary course of business, including (i) a merger or consolidation or sale or transfer of the fund expenses, (ii) conversion of the Fund from a closed-end to an open-end investment company, and (iii) termination of the Fund, unless such action was previously approved, adopted or authorized by the affirmative vote of 66 2/3% of the Board of Trustees, in which case such action must be approved by the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

        As described above, in certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

        As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

        The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

        Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

        Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

        The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

        The Declaration requires the affirmative vote or consent of a majority of the Board of Trustees and the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, unless the conversion has been authorized by a the affirmative vote or consent of two-thirds (66 2/3%) of the Board of Trustees, in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion.

        This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by two-thirds (66 2/3%) of the Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

        If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks—Leverage Risk."

        Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

        Taxation of the Fund.    The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a)   derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b)   distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year; and

          (c)   diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

        If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as corporate dividends. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

        The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

        Certain investment strategies of the Fund, such as hedging, the acquisition of securities with original issue discount, the acquisition of higher risk securities and certain other acquisitions may generate more taxable income than book income and may affect the timing and amount of income that must be distributed to the Fund's shareholders. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

        If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

        Fund Distributions.    Distributions from the Fund other than distributions of net capital gains and qualified dividend income generally will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gains (i.e., the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

        For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Such distributions, however, even though taxed to individuals at the same rate as long-term capital gains, are not the equivalent of long-term capital gains, which can potentially be fully offset by the capital losses of a taxpayer, whereas qualified dividend income may be offset by a maximum of $3,000 in capital losses in any taxable year. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

        Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund's distributions will so qualify.

        The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and each series of the Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction will similarly be allocated between and among such classes.

        Return of Capital Distributions.    If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

        Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

        Sale or Redemption of Shares.    The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

        From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

        Options, Futures, Forward Contracts and Swap Agreements.    The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

        Foreign Taxation.    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Although the Fund may be able to claim a credit or deduction with respect to such taxes, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

        Shares Purchased Through Tax-Qualified Plans.    Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

        Backup Withholding.    The Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

  •
  provide your correct social security or taxpayer identification number,

  •
  certify that this number is correct,

  •
  certify that you are not subject to backup withholding, and

  •
  certify that you are a U.S. person (including a U.S. resident alien).

        The Fund also must withhold if the Internal Revenue Service instructs it to do so. The backup withholding tax rate is currently 28% for amounts paid through 2010.

        In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

        Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

        Non-U.S. Shareholders.    Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a "U.S. person" within the meaning of the Code (i.e., a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

        Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the

United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

        If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

        Recent Tax Shelter Reporting Regulations.    Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax adviser to determine the applicability of these regulations in light of their individual circumstances.

        General.    The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

        The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

        The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

        Past performance is not indicative of future results. For the period from August 27, 2003 (the commencement of the Fund's operations) through October 30, 2003, the Fund's net increase in net assets resulting from investment operations was $                                                 .

CUSTODIAN, AUCTION AGENT, REGISTRAR, DIVIDEND PAYING AGENT, REDEMPTION AGENT AND TRANSFER AGENT

        The Bank of New York acts as custodian of the Fund's securities and other assets and serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

SHAREHOLDER SERVICING AGENT

        PFPC, Inc. ("Servicing Agent") is the Fund's shareholder servicing agent. The Servicing Agent is located at P.O. Box 43027, Providence, RI 02940-3027.

INDEPENDENT AUDITORS

        PricewaterhouseCoopers LLP serves as independent auditors for the Fund and provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

REGISTRATION STATEMENT

        A Registration Statement on Form N-2, including any amendments thereto (a "Registration Statement"), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

        The Statement of Assets and Liabilities of the Fund dated as of August 19, 2003, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated August 20, 2003, as included in the Fund's Statement of Additional Information dated August 25, 2003, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Assets and Liabilities and the Notes thereto are considered to be a part of this Statement of Additional Information. The Statement of Additional Information for the Common Shares was filed electronically with the SEC on August 26, 2003 (Accession No. 0001047469-03-028833).

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, September 30, 2003 (unaudited)

	Principal Amount	Value
Bonds 39.4%
Commercial Services & Supplies .8%
Johnsondiversey Inc., zero cpn. to 5/15/07, 10.67% thereafter, 144A, 5/15/13	$4,300,000	$3,010,000

Communications 4.2%
ACC Escrow Corp., senior note, 144A, 10.00%, 8/01/11	4,000,000	4,320,000
Nextel Communications Inc., senior note, 9.375%, 11/15/09	4,000,000	4,360,000
Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10	4,000,000	3,660,000
(a) WorldCom Inc., WorldCom Group, senior note, 6.95%, 8/15/06	4,000,000	3,145,000

		15,485,000

Consumer Durables .6%
D.R. Horton Inc., senior note, 8.00%, 2/01/09	2,000,000	2,195,000

Consumer Non-Durables 2.2%
Altria Group Inc., note, 7.20%, 2/01/07	4,000,000	4,292,672
Revlon Consumer Products, senior secured note, 12.00%, 12/01/05	4,000,000	4,020,000

		8,312,672

Consumer Services 8.7%
Advanstar Communications, senior secured note, 144A, 10.75%, 8/15/10	4,000,000	4,150,000
Charter Communications Holdings II, senior note, 144A, 10.25%, 9/15/10	4,000,000	4,050,000
DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13	3,300,000	3,737,250
HMH Properties Inc., senior note, B, 7.875%, 8/01/08	4,000,000	4,130,000
Hollywood Park, senior sub. note, B, 9.25%, 2/15/07	4,000,000	4,105,000
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07	4,000,000	4,430,000
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11 (Canada)	4,000,000	3,420,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10	4,000,000	4,445,000

		32,467,250

Electronic Technology 1.1%
Flextronics International Ltd., senior sub. note, 144A, 6.50%, 5/15/13 (Singapore)	4,000,000	3,990,000

Finance 1.1%
Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 (United Kingdom)	4,000,000	4,260,000

Health Services 3.1%
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 (Germany)	4,000	4,170,000
Healthsouth Corp., senior note, 8.50%, 2/01/08	4,000,000	3,540,000
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	4,000,000	3,850,000

		11,560,000

Industrial Services 1.3%
Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09	4,000,000	4,355,000
URS Corp., senior note, 11.50%, 9/15/09	500,000	537,500

		4,892,500

Non-Energy Minerals
Oregon Steel Mills Inc., first mortgage note, 10.00%, 7/15/09	200,000	165,000

Process Industries 6.1%
Georgia-Pacific Corp., senior sub. note, A, 144A, 9.375%, 2/01/13	1,700,000	1,906,125
Georgia-Pacific Corp., senior sub. note, 9.375%, 2/01/13	2,300,000	2,578,875
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	6,000,000	2,400,000
IMC Global Inc., senior note, 10.875%, 6/01/08	4,000,000	4,180,000
Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13	4,000,000	4,080,000
Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07	4,000,000	3,830,000
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	4,000,000	3,680,000

		22,655,000

Producer Manufacturing 1.8%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 (Netherlands)	4,000,000	4,320,000
TRW Automotive Inc., senior sub. note, 144A, 11.00%, 2/15/13	2,000,000	2,340,000

		6,660,000

Retail Trade 1.2%
Delhaize America Inc., note, 8.125%, 4/15/11	4,000,000	4,420,000

Transportation 1.7%
CP Ships Ltd., senior note, 10.375%, 7/15/12 (United Kingdom)	2,600,000	2,977,000
United Air Lines, pass through certificates, 7.73%, 7/01/10	4,000,000	3,124,700

		6,101,700

Utilities 5.5%
Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	4,000,000	3,700,000
CMS Energy Corp., senior note, 9.875%, 10/15/07	4,000,000	4,300,000
Dynegy Holdings Inc., 2nd priority, senior secured note, 144A, 9.875%, 7/15/10	2,000,000	2,100,000
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	2,000,000	1,840,000
Utilicorp United Inc., senior note, 9.95%, 2/01/11	4,000,000	4,040,000
Williams Cos. Inc., senior note, 8.625%, 6/01/10	4,000,000	4,270,000

		20,250,000

Total Bonds (Cost $144,032,600)		146,424,122

U.S. Government and Agency Securities 35.9%
FHLMC, 5.00%, 9/01/18	7,970,744	8,171,881
FHLMC, 4.50%, 10/01/18	2,000,000	2,018,124
FHLMC, 8.00%, 1/01/31	1,627,043	1,751,815
FHLMC, 8.50%, 7/01/31	12,000,349	12,960,493
FHLMC, 6.00%, 1/01/32	8,179,051	8,453,601
FHLMC, 6.00%, 2/01/32	7,745,198	8,005,207
FHLMC, 6.00%, 8/01/32	876,055	905,464
FHLMC, 6.00%, 9/01/32	252,351	260,823
FHLMC, 6.00%, 11/01/32	648,847	670,629
FHLMC, 6.00%, 3/01/33	17,569	18,158
FHLMC, 5.00%, 8/01/33	6,992,220	6,997,683
FHLMC, 5.50%, 8/01/33	13,978,752	14,273,935
FHLMC, 5.00%, 10/01/33	2,000,000	2,000,000
FNMA, 5.00%, 10/01/17	3,999,998	4,097,981
FNMA, 5.50%, 4/01/18	4,779,751	4,950,216
FNMA, 8.50%, 8/01/26	1,071,112	1,169,130
FNMA, 8.00%, 10/01/29	857,628	935,151
FNMA, 6.50%, 7/01/32	3,780,860	3,942,327
FNMA, 6.50%, 8/01/32	16,168,098	16,858,584
FNMA, 5.50%, 5/01/33	3,916,296	3,998,905
FNMA, 5.50%, 7/01/33	980,915	1,001,606
FNMA, 5.50%, 8/01/33	4,993,995	5,099,337
GNMA, 6.50%, 11/15/32	10,588,806	11,127,193
GNMA, 6.00%, 4/15/33	4,683,455	4,870,305
GNMA, 5.50%, 5/15/33	943,098	967,835
GNMA, 5.50%, 6/15/33	998,876	1,025,076
GNMA, 5.50%, 7/15/33	1,967,618	2,019,227
GNMA, 5.00%, 9/15/33	5,000,000	5,005,521

Total U.S. Government and Agency Securities (Cost $131,642,450)		133,556,207

Other Mortgages/Asset Backed Securities 6.7%
Aegis, Series 2003-2, 5.12%, 11/25/33	4,000,000	4,000,000
Argent Securities Inc., Series 2003-W5, M4, 10/25/33	4,000,000	4,000,000
Morgan Stanley ABS Capital, Series 2003-NC10, 5.20%, 9/26/33	3,000,000	3,000,000
Morgan Stanley Dean Witter Capital Trust I, Series 2003-NC3, B1, 4.12%, 3/25/33	4,508,000	4,397,342
New Century Home Equity Loan Trust, Series 2003-2, M3, 4.82%, 1/25/33	5,000,000	4,742,588
Option One Mlt, 4.42%, 11/25/33	3,500,000	3,500,000
Structured Asset Investment, Series 2003-BC2, M3, 4.37%, 4/25/33	1,471,000	1,425,790

Total Other Mortgages/Asset Backed Securities (Cost $25,141,211)		25,065,720

(b) Senior Floating Rate Interests 16.2%
Communications 1.6%
AAT Communications Corp., Term Loan A, 5.57-5.76%, 8/13/09	1,000,000	992,500
Alec Holdings Inc., Term Loan B, 6.25%, 8/20/10	3,000,000	3,011,250
Nextel Communications Inc., Term Loan D, 4.188%, 3/31/09	1,994,975	1,995,166

		5,998,916

Consumer Durables .8%
Springs Industries Inc., Term Loan A, 4.438%, 3/05/07	2,851,744	2,849,962

Consumer Non-Durables 1.8%
B&G Foods Inc., Term Loan, 4.37%, 9/03/09	1,000,000	1,010,417
Dean Foods (Suiza Foods), Term Loan B, 3.14%, 7/15/08	1,700,000	1,717,000
Meow Mix, First Lien Term Loan, 4.61%, 8/21/09	4,000,000	4,013,752

		6,741,169

Consumer Services 4.8%
Canwest Media Inc., Term Loan D, 3.88%, 5/15/09 (Canada)	2,000,000	2,018,750
Charter Communications Operating LLC, Term Loan B, 3.86%, 3/18/08	1,994,937	1,894,192
Dex Media West, Term Loan B, 3.87%, 3/09/10	3,950,000	3,990,322
Extended Stay America Inc., Term Loan A-1, 4.12%, 7/24/07	2,500,000	2,495,703
Insight Midwest Holdings, Term Loan, 3.938%, 12/31/09	2,030,000	2,034,917
MCC Iowa (Broadband), Term Loan B-1, 3.62%, 9/12/10	2,000,000	2,009,722
Readers Digest Association Inc., Term Loan B, 4.188 - 4.26%, 5/20/08	3,298,109	3,288,979

		17,732,585

Electronic Technology .5%
AMI Semiconductor Inc., Term Loan, 3.62%, 9/30/08	1,700,000	1,718,062

Energy Minerals .5%
Massey Energy Co., Term Loan, 4.62%, 1/01/07	1,995,000	1,997,494

Finance 1.6%
Conseco Inc., Term Loan A, 7.25%, 9/01/09	3,076,923	3,053,846
Conseco Inc., Term Loan B, 9.50%, 9/01/09	923,077	916,154
Infinity Property & Casualty Corp., Term Loan, 3.64%, 7/17/10	1,800,000	1,815,750

		5,785,750

Health Services 1.1%
Alderwoods Group Inc., Term Loan B, 4.37 - 4.39%, 9/12/08	2,000,000	2,025,000
AMN Healthcare Services Inc., Term Loan B, 6.00%, 10/02/08	1,000,000	1,000,000
Quintiles Transnational Corp., Term Loan B, 7.25%, 9/25/09	1,000,000	1,008,750

		4,033,750

Health Technology .3%
Fisher Scientific International Inc., Incremental Term Loan B-1, 3.37 - 3.39%, 3/31/10	1,227,277	1,237,096

Non-Energy Minerals .5%
International Steel Group, Term Loan B, 5.12%, 5/05/07	1,995,000	1,989,390

Producer Manufacturing 1.2%
Day International Group Inc., Term Loan B, 5.62%, 9/10/09	1,000,000	1,002,500
Metaldyne Corp., Term Loan D, 5.40 - 5.41%, 12/31/09	1,000,000	981,875
Rayovac Corp., Term Loan B, 4.87 - 4.88%, 10/01/09	1,000,000	1,003,958
Trimas Corp., Term Loan B, 4.375 - 4.50%, 12/06/09	1,317,843	1,319,298

		4,307,631

Transportation .5%
Laidlaw International Inc., Term Loan B, 7.00%, 6/17/09	2,000,000	2,014,688

Utilities 1.0%
AES Corp., Term Loan B, 5.13 - 5.32%, 4/30/08	2,000,000	2,003,594
Calpine Corp., Second Lien Term Loan, 6.86%, 7/15/07	2,000,000	1,892,222

		3,895,816

Total Senior Floating Rate Interests (Cost $60,141,043)		60,302,309

Total Long Term Investments (Cost $360,957,304)		365,348,358

	Shares
Short Term Investment (Cost $43,923,374) 11.8%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio	43,923,374	43,923,374
Total Investments (Cost $404,880,678) 110.0%		409,271,732
Other Assets, less Liabilities (10.0)%		(37,321,775)

Net Assets 100.0%		$371,949,957

(a)
The fund discontinues accruing income on defaulted securities. See Note 7.

(b)
See Note 1(c) regarding senior floating rate interests.

(c)
See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

Franklin Templeton
Limited Duration Income Trust

Statement of Assets and Liabilities

September 30, 2003 (unaudited)

Assets:
Investments in securities:
Cost	$404,880,678

Value	409,271,732
Cash	72,876
Receivables:
Investment securities sold	8,185,446
Interest	3,544,887

Total assets	421,074,941

Liabilities:
Payables:
Investment securities purchased	48,243,826
Affiliates	184,009
Other liabilities	697,149

Total liabilities	49,124,984

Net assets, at value	$371,949,957

Net assets consist of:
Undistributed net investment income	$1,071,258
Net unrealized appreciation (depreciation)	4,391,054
Accumulated net realized gain (loss)	435,645
Capital shares	366,052,000

Net assets, at value	$371,949,957

Net asset value per share ($371,949,957 ÷ 25,606,981 shares outstanding)	$14.53

See notes to financial statements.

Franklin Templeton
Limited Duration Income Trust

Statement of Operations

for the period ended September 30, 2003(a) (unaudited)

Investment income:
Dividends	$46,709
Interest	1,278,744

Total investment income	1,325,453

Expenses:
Management fees (Note 3)	144,605
Administrative fees (Note 3)	66,398
Other	43,192

Total expenses	254,195

Net investment income	1,071,258

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	435,645
Net unrealized appreciation (depreciation) on investments	4,391,054

Net realized and unrealized gain (loss)	4,826,699

Net increase (decrease) in net assets resulting from operations	$5,897,957

(a)
For the period August 27, 2003 (commencement of operations) to September 30, 2003.

See notes to financial statements.

Franklin Templeton
Limited Duration Income Trust

Statement of Changes in Net Assets

for the period ended September 30, 2003(a) (unaudited)

2003
Increase (decrease) in net assets:
Operations:
Net investment income	$1,071,258
Net realized gain (loss) from investments	435,645
Net unrealized appreciation (depreciation) on investments	4,391,054

Net increase (decrease) in net assets resulting from operations	5,897,957
Capital share transactions:
Net proceeds from sale of common stock (Note 2)	366,720,000
Common stock offering costs (Note 1h)	(768,000)

Total capital share transactions	365,952,000
Net increase (decrease) in net assets	371,849,957
Net assets:
Beginning of period(b)	100,000

End of period	$371,949,957

Undistributed net investment income included in net assets:
End of period	$1,071,258

(a)
For the period August 27, 2003 (commencement of operations) to September 30, 2003.

(b)
On August 19, 2003, the Fund was seeded by Franklin Advisers Inc. with aggregate proceeds of $100,000.

See notes to financial statements.

Franklin Templeton
Limited Duration Income Trust

Notes to Financial Statements (unaudited)

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        The Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a.
Security Valuation

        Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

        The Fund invests in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The Fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters.

b.
Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

        The Fund may purchase securities on a when-issued, delayed delivery, or to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.
Senior Floating Rate Interests

        Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

d.
Income Taxes

        No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e.
Security Transactions, Investment Income, Expenses and Distributions

        Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Facility fees are recognized as income over the expected term of the loan. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f.
Accounting Estimates

        The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.
Guarantees and Indemnifications

        Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

h.
Offering Costs

        Offering costs are charged to paid-in-capital upon the sale of Fund shares.

2.     SHARES OF BENEFICIAL INTEREST

        On August 27, 2003, the Fund completed its initial public offering. On September 25, 2003, the Fund issued additional shares in connection with the exercise of the underwriters' over-allotment allocation option. Shares were issued at $15.00 per share before the underwriters discount of $0.675 per share. The Fund's manager agreed in advance to assume as its own expense all offering and organizational expenses in excess of $0.03 per share, excluding the underwriter discount.

        Transactions in the Fund's shares were as follows:

	Shares	Amount	Underwriters Discount	Proceeds to the Fund
Initial Public Offering	24,600,000	$369,000,000	$16,605,000	$352,395,000
Over-Allotment Allocation	1,000,000	15,000,000	675,000	14,325,000

Total	25,600,000	$384,000,000	$17,280,000	$366,720,000

        At September 30, 2003, there were 28,290,900 shares authorized (no par value).

3.     TRANSACTIONS WITH AFFILIATES

        Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager

        The Fund pays an investment management fee and administrative fee to Advisers and FT Services of .50% and .20%, respectively, per year of the average daily net assets, plus the liquidation value of the preferred shares.

4.     INCOME TAXES

        Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of paydown losses, and bond discounts and premiums.

        Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses, and bond discounts and premiums.

        At September 30, 2003, net unrealized appreciation (depreciation) based on the cost of investment for income tax purposes of $404,921,851 was as follows:

Unrealized appreciation	$5,131,416
Unrealized depreciation	(781,535)

Net unrealized appreciation (depreciation)	$4,349,881

5.     INVESTMENT TRANSACTIONS

        Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2003 aggregated $373,256,348 and $12,597,173, respectively.

6.     INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

        The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $46,709 of dividend income from investment in the Sweep Money Fund for the period ended September 30, 2003.

7.     CREDIT RISK AND DEFAULTED SECURITIES

        The Fund has 47.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities may be unsecured and subordinated to other creditors of the issuer.

        The Fund held defaulted securities and/or securities for which income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At September 30, 2003, the value of these securities was $3,145,000 representing .85% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

8.     SUBSEQUENT EVENTS

        On October 14, 2003, the Fund issued 960,000 shares in connection with the final exercise of the underwriters' over-allotment allocation option. Shares were issued at $15.00 per share, resulting in a $14,400,000 prior to the deduction of $648,000 for the underwriter discount. Total proceeds received by the Fund were $13,752,000.

        On October 20, 2003, the Board of Trustees indicated its intention to authorize the issuance of preferred shares of beneficial interest representing approximately 33%, but not more than 38%, of the Fund's total net assets. The preferred shares will have voting rights and rank senior to the Fund's common shares.

        Upon the issuance of the preferred shares, the Fund will be required to maintain on a weekly basis a specified discounted value for its portfolio in compliance with guidelines established by Moody's Investor Services Inc. and Fitch Ratings, and is required to maintain asset coverage for the preferred shares of at least 200%.

        Offering costs incurred in connection with the preferred shares are estimated to be 1.2% of the offering amount and will be charged to paid-in-capital upon the issuance of the preferred shares.

APPENDIX A

DESCRIPTION OF RATINGS

        The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P, or Fitch, or, if unrated, determined by the Manager to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

        High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Manager.

        Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager.

        Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

        Following is a description of Moody's, S&P's, and Fitch's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

  Corporate and Municipal Bond Ratings

        Aaa.    Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

        Aa.    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

        A.    Obligations rated A are considered upper-medium grade and are subject to low credit risk.

        Baa.    Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

        Ba.    Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

        B.    Obligations rated B are considered speculative and are subject to high credit risk.

        Caa.    Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

        Ca.    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

        C.    Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

        Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  Description of Moody's Highest Ratings of State and Municipal Notes and Other Short-Term Loans

        Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short- term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

        MIG-1.    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

        MIG-2.    This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

        MIG-3.    This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

        SG.    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

        VMIG 1.    This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        VMIG 2.    This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        VMIG 3.    This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

  Description of Moody's Short Term Ratings

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

        P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

        P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

        P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

        NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

  Issue Credit Rating Definitions

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

        Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

  Investment Grade

        AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Speculative Grade

        Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

        BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is currently highly vulnerable to nonpayment.

        C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        CI: The rating CI is reserved for income bonds on which no interest is being paid.

        D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

        The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Commercial Paper Rating Definitions

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

Bond Ratings

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

        AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        BB: Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

        B: Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC: Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC: Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C: Bonds rated C are in imminent default in payment of interest or principal.

        DDD, DD and D: Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2: Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

        F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        F-S: Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

        D: Default. Issues assigned this rating are in actual or imminent payment default.

APPENDIX B

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

STATEMENT OF PREFERENCES OF
AUCTION PREFERRED SHARES

TABLE OF CONTENTS

DEFINITIONS	B-2
PART I	B-37
Number Of Authorized Shares	B-37
Dividends	B-37
Designation Of Special Rate Periods	B-41
Voting Rights	B-43
Investment Company Act Preferred Share Coverage	B-47
Preferred Shares Basic Maintenance Amount	B-47
Restrictions On Dividends And Other Distributions	B-49
Rating Agency Restrictions	B-50
Redemption	B-52
Liquidation Rights	B-56
Miscellaneous	B-57
PART II	B-57
Orders	B-57
Submission Of Orders By Broker-Dealers To Auction Agent	B-59
Determination Of Sufficient Clearing Bids, Winning Bids Rate And Applicable Rate	B-60
Acceptance And Rejection Of Submitted Bids And Submitted Sell Orders And Allocation Of Shares	B-62
Auction Agent	B-64
Transfer Of Preferred Shares	B-64
Global Certificate	B-65
Force Majeure	B-65

        FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST, a Delaware statutory trust (the "Fund"), certifies that:

        FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article III of its Amended and Restated Agreement and Declaration of Trust, dated June 19, 2003 (which, as hereafter restated or amended from time to time is together with this statement, herein called the "Declaration"), the Board of Trustees has adopted this Statement of Preferences (the "Statement"), has incorporated this Statement into the Declaration, has authorized the issuance of shares of beneficial interest of the Fund as preferred stock of the Fund, and has authorized the issuance of three (3) series of preferred stock, each share of each series having no par value, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, to be designated Auction Preferred Shares, Series M, Series W and Series F. The shares of these series are referred to collectively herein as the "Preferred Shares."

        SECOND: This Statement shall be deemed to be a supplement to and amendment of the Declaration.

        THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Preferred Shares, are as set forth in this Statement.

        FOURTH: That any provision of the Declaration that conflicts with or is inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement.

DESIGNATION

        Series M: A series of 2,534 shares of preferred stock, having no par value, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series M." Each share of Auction Preferred Shares, Series M shall be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an initial dividend rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Auction Preferred Shares, Series M shall constitute a separate series of preferred stock of the Fund, and each share of Auction Preferred Shares, Series M shall be identical.

        Series W: A series of 2,533 shares of preferred stock, having no par value, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series W." Each share of Auction Preferred Shares, Series W shall be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an initial dividend rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Auction Preferred Shares, Series W shall constitute a separate series of preferred stock of the Fund, and each share of Auction Preferred Shares, Series W shall be identical.

        Series F: A series of 2,533 shares of preferred stock, having no par value, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series F." Each share of Auction Preferred Shares, Series F shall be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an initial dividend rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Auction Preferred Shares, Series F shall constitute a separate series of preferred stock of the Fund, and each share of Auction Preferred Shares, Series F shall be identical.

DEFINITIONS

        As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        "Auditor's Confirmation" has the meaning set forth in Section 6(c) of Part I of this Statement.

        "Affected Series" has the meaning set forth in Section 4(c) of Part I of this Statement.

        "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Fund.

        "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Bidder.

        "Applicable Rate" means the rate per annum at which cash dividends are payable on the Preferred Shares for any Dividend Period.

        "Applicable Percentage" means the percentage determined based on the higher of the credit ratings assigned to the series of Preferred Shares on such date by Moody's and Fitch as follows:

CREDIT RATINGS
MOODY'S	FITCH	APPLICABLE PERCENTAGE
Aaa	AAA	125%
Aa3 to Aa1	AA- to AA+	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	250%
Ba1 and lower	BB+ and lower	300%

        The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Fund shall select another Rating Agency to act as a Substitute Rating Agency. Notwithstanding the foregoing, the Fund shall not be required to have more than one Rating Agency provide a rating for any series of the Preferred Shares.

        "Applicable Spread" means the spread determined based on the prevailing rating assigned to the series of Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:

CREDIT RATINGS
MOODY'S	FITCH	APPLICABLE SPREAD
Aaa	AAA	125 bps
Aa3 to Aa1	AA- to AA+	150 bps
A3 to A1	A- to A+	200 bps
Baa3 to Baa1	BBB- to BBB+	250 bps
Ba 1 and lower	BB+ and lower	300 bps

        For purposes of this definition, the "prevailing rating" of shares of a series of Preferred Shares shall be:

          (i)    AAA if such shares have a rating of AAA by either Moody's or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below;

          (ii)   if not AAA, then AA- if such shares have a rating of AA- or better by Moody's or Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies selected as provided below;

          (iii)  if not AA- or higher, than A- if such shares have a rating of A- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below;

          (iv)  if not AA- or higher or A- then BBB- if such shares have a rating of BBB- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below;

          (v)   if not AA- or higher, A-, BBB-, then below BBB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.

        The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of Preferred Shares. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another Rating Agency to act as a substitute Rating Agency.

        "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

        "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

        "Auction" means a periodic operation of the Auction Procedures.

        "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

        "Auction Date" with respect to any Rate Period shall mean the Business Day next preceding the first day of such Rate Period.

        "Auction Procedures" means the procedures for conducting Auctions set forth in Part II of this Statement.

        "Available Preferred Shares" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        "Bank Loans" means direct purchases of, assignments of, participations in or other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

        "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares or a Broker-Dealer that holds Preferred Shares for its own account.

        "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

        "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant.

        "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

        "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

        "Canadian Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

        "Closing Transaction" has the meaning set forth in Section 8(b) of Part I of this Statement.

        "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Fund.

        "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date.

        "Date of Original Issue" means, with respect to any Preferred Shares, the date on which the Fund first issues such share.

        "Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

        "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

        "Discount Factor" means a Fitch Discount Factor or a Moody's Discount Factor, as applicable.

        "Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, the Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, the Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        "Dividend Payment Date," with respect to Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

        "Dividend Period" with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

        "Eligible Asset" means a Fitch Eligible Asset (if Fitch is then rating the Preferred Shares), a Moody's Eligible Asset (if Moody's is then rating the Preferred Shares) and/or any asset included in the calculations used by any Rating Agency then rating the Preferred Shares for purposes of determining such Rating Agency's rating on the Preferred Shares, as applicable.

        "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Fund, that is listed as the holder of record of Preferred Shares in the Share Books.

        "Failure to Deposit," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        "FHLB, FNMA and FFCB Debentures" has the meaning set forth in paragraph (viii) of the definition of "Moody's Eligible Assets."

        "Fitch" means Fitch Ratings or its successors.

        "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

          (i)    CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating of a corporate debt security will be made in accordance with the table set forth below.

	RATING
TERM TO MATURITY OF CORPORATE DEBT SECURITY	AAA	AA	A	BBB	BB	B	NOT RATED(1)
1 year or less	106%	108%	110%	112%	130%	152%	152%
2 years or less (but longer than 1 year)	106%	108%	110%	112%	130%	152%	152%
3 years or less (but longer than 2 years)	106%	108%	110%	112%	130%	152%	152%
4 years or less (but longer than 3 years)	111%	113%	115%	117%	134%	152%	152%
5 years or less (but longer than 3 years)	111%	113%	115%	117%	134%	152%	152%
7 years or less (but longer than 5 years)	114%	116%	118%	120%	136%	152%	152%
10 years or less (but longer than 7 years)	116%	118%	120%	122%	137%	152%	152%
15 years or less (but longer than 10 years)	120%	122%	124%	124%	139%	152%	152%
30 years or less (but longer than 15 years)	124%	127%	129%	129%	145%	152%	152%
Greater than 30 years	124%	127%	129%	129%	145%	152%	152%

(1)
If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "Not Rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.

          The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

          The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) tradable credit baskets, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the tradable credit baskets.

          The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

          (ii)   PREFERRED STOCK: The percentage determined by reference to the rating of a preferred stock will be made in accordance with the table set forth below.

PREFERRED STOCK(1)	DISCOUNT FACTOR
AAA	130%
AA	133%
A	135%
BBB	139%
BB	154%
Not rated or below BB	161%
Investment Grade DRD	164%
Not rated or below Investment Grade DRD	200%

    (1)
    If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "Not Rated or Below BB" in this table.

          (iii)  COMMON STOCK: The Fitch Discount Factor applied to common stock is (A) 200% for large-cap stocks, (B) 233% for mid-cap stocks, (C) 286% for mid-cap stocks and (D) 370% for shares of common stock of all other issuers.

          (iv)  CONVERTIBLE SECURITIES. The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

          The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

          The Fitch Discount Factor applied to convertible securities that have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

          If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of B- will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

          (v)   U.S. GOVERNMENT SECURITIES: The percentage determined by reference to the time remaining to maturity of the U.S. government security will be made in accordance with the table set forth below.

TIME REMAINING TO MATURITY	DISCOUNT FACTOR
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
30 years or less (but longer than 20 years)	146%
Greater than 30 years	154%

          (vi)  SHORT-TERM INSTRUMENTS AND CASH: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

          (vii) RULE 144A SECURITIES: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under Corporate Debt Securities in subsection (i) multiplied by 110% until such securities are registered under the Securities Act.

          (viii) MBS, ASSET-BACKED AND MORTGAGE-BACKED SECURITIES:

            (A)  MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with an original stated maturity of more than 15 years shall have a discount factor of 114% and conforming mortgage-backed securities with an original stated maturity of 15 years or less shall have a discount factor of 111%.

            (B)  Asset-backed and other mortgage-backed securities: The Discount Factor shall be determined by reference to the asset type in accordance with the table set forth below.

ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)	DISCOUNT FACTOR
U.S. agency securities (10 years or less)	118%
U.S. agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	120%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than $0.40)	696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)	271%
AAA Lock-Out securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

    (1)
    Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

          (ix)  SENIOR LOANS: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

FITCH LOAN CATEGORY	DISCOUNT FACTOR
A	115%
B	130%
C	152%
D	370%

          (x)   FUTURES AND CALL OPTIONS: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date.

  For call options purchased by the Fund, the Market Value of the call option will be included as Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

          (xi)  SECURITIES LENDING: The Fund may engage in securities lending in an amount not to exceed 15% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

          (xii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:

          If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

            (A)  Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

            (B)  In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares.

            (C)  (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

              (2)   If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and

              (3)   The Fund will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the

      Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

          (xiii) MUNICIPAL DEBT OBLIGATIONS: The Fitch Discount Factor applied to municipal debt obligations will be determined by reference to the exposure period in the table set forth below:

	FITCH RATING CATEGORY
FITCH EXPOSURE PERIOD
	AAA(1)	AA(1)	A(1)	BBB(1)	F1(2)	UNRATED(3)
7 weeks	151%	159%	166%	173%	136%	225%
8 weeks or less but greater than 7 weeks	154%	161%	168%	176%	137%	231%
9 weeks or less but greater than 8 weeks	158%	163%	170%	177%	138%	240%

  (1)
  Fitch rating.

  (2)
  Municipal debt obligations rated by Fitch which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

  (3)
  If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "Unrated" in this table.

          The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, and the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to municipal debt obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the securities, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

          (xiv) FOREIGN BONDS: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

          (xv) REITS.

            (a)   Common Stock and Preferred Stock of REITs and Other Real Estate Companies: The Fitch Discount Factor applied to common stock and preferred stock of REITs and other real estate companies will be the percentage determined below:

Discount Factor(1)(2)
REIT or Other Real Estate Company Preferred Shares	154%
REIT or Other Real Estate Company Common Stock	196%

            (b)   Corporate Debt Securities of REITs: The Fitch Discount Factor applied to the corporate debt securities of REITs will be the percentage determined below:

TERM TO MATURITY	AAA	AA	A	BBB	BB	B	CCC
1 year	111%	114%	117%	120%	121%	127%	227%
2 year	116%	125%	125%	127%	132%	137%	137%
3 year	121%	123%	127%	131%	133%	140%	225%
4 year	126%	126%	129%	132%	136%	140%	164%
5 year	131%	132%	135%	139%	144%	149%	185%
7 year	140%	143%	146%	152%	159%	167%	228%
10 year	141%	143%	147%	153%	160%	168%	232%
12 year	144%	144%	150%	157%	165%	174%	249%
15 year	148%	151%	155%	163%	172%	182%	274%
20-30 year	152%	156%	160%	169%	180%	191%	306%

    (1)
    The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

    (2)
    If a security is unrated by Fitch, but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other Rating Agency, and the security is above investment grade, then the security will be notched one rating category, i.e., considered as if it had been rated one rating category lower than the rating category assigned by that Rating Agency, for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other Rating Agency, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

          (xvi) STRUCTURED NOTES: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

        "Fitch Eligible Assets" means

          (i)    Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

          (ii)   Preferred stocks if (i) dividends on such preferred shares are cumulative, (ii) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (iii) the issuer of such a preferred stocks has common stock listed on either the New York Stock Exchange, the American Stock Exchange or traded on the Nasdaq Stock Market, and (iv) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred shares issue must be at least $50 million;

          (iii)  Common stocks (i) (a) which are traded on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or in the over-the-counter market, (b) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (c) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (2) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) that are denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations") shall not be a Fitch Eligible Asset;

          (iv)  Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

          (v)   U.S. Government Securities and U.S. Treasury Strips;

          (vi)  Debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment adviser or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in

  Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

          (vii) Asset-backed and mortgage-backed securities;

          (viii) Rule 144A Securities;

          (ix)  Senior Loans;

          (x)   Municipal debt obligations that (a) pay interest in cash (b) are part of an issue of municipal debt obligations of at least $5 million, except for municipal debt obligations rated below A by Fitch or the equivalent rating by another Rating Agency, in which case the minimum issue size is $10 million;

          (xi)  Structured Notes;

          (xii) Tradable credit baskets (e.g., Traded Custody Receipts or TRACERS and Targeted Return Index Securities Trust or TRAINS);

          (xiii) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued;

          (xiv) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies;

          (xv) Unrated Debt Securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; and (3) is current on all preferred stock dividends;

          (xvi) Swaps, including but not limited to total return and Credit Default Swaps entered into according to ISDA; and

          (xvii) Fitch Hedging Transactions.

        Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares.

        Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

        Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

        Fitch Diversification Limitations:    Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

SECURITY RATED AT LEAST	MAXIMUM SINGLE ISSUER(1)	MAXIMUM SINGLE INDUSTRY(1),(2)	MINIMUM ISSUE SIZE ($ IN MILLION)(3)
AAA	100%	100%	$100
AA-	20%	75%	$100
A-	10%	50%	$100
BBB-	6%	25%	$100
BB-	4%	16%	$50
B-	3%	12%	$50
CCC	2%	8%	$50

(1)
Percentages represent a portion of the aggregate market value of corporate debt securities.

(2)
Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3)
Preferred stock has a minimum issue size of $50 million for all rating categories in the table.

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Diversification Limitations (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

        "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

        "Fitch General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Fitch Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities or Agency Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

        "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts, subject to the following limitations:

          (A)  The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

          (B)  The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

            (1)   Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

            (2)   Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or

    AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

          (C)  The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

          (D)  The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Shares Basic Maintenance Amount.

        "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

Fitch Industry Classifications	SIC Code (Major Groups)
Aerospace and Defense	37, 45
Automobiles	37, 55
Banking, Finance and Real Estate	60, 65, 67
Broadcasting and Media	27, 48
Building and Materials	15-17, 32, 52
Cable	48
Chemicals	28, 30
Computers and Electronics	35, 36
Consumer Products	23, 51
Energy	13, 29, 49
Environmental Services	87
Farming and Agriculture	1-3, 7-9
Food, Beverage and Tobacco	20, 21, 54
Gaming, Lodging and Restaurants	70, 58
Health Care and Pharmaceuticals	38, 28, 80
Industrial/Manufacturing	35
Insurance	63, 64
Leisure and Entertainment	78, 79
Metals and Mining	10, 12, 14, 33, 34
Miscellaneous	50, 72-76, 99
Paper and Forest Products	8, 24, 26
Retail	53, 56, 59
Sovereign	NA
Supermarkets and Drug Stores	54
Telecommunications	48
Textiles and Furniture	22, 25, 31, 57
Transportation	40, 42-47
Utilities	49
Structured Finance Obligations	NA
Packaging and Containers	26, 32, 34
Business Services	73, 87

        The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

        "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

          (i)    "Fitch Loan Category A" means Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

          (ii)   "Fitch Loan Category B" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

          (iii)  "Fitch Loan Category C" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C)

        Performing Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used).

          (iv)  "Fitch Loan Category D" means Loans not described in any of the foregoing categories.

        Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

        "Foreign Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

        "Forward Commitment" has the meaning set forth in Section 8 of Part I of this Statement.

        "Holder" means a Person identified as a holder of record of Preferred Shares on the record books of the Auction Agent in its capacity as transfer agent.

        "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Fund.

        "Initial Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 2(d) of Part I of this Statement.

        "Interest Rate Swaps" means the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.

        "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

        "Investment Company Act Cure Date," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Share Asset Coverage (as required by Section 5 of Part I of this

Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

        "Investment Company Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

        "Late Charge" shall have the meaning specified in subparagraph (e)(i)(B) of Section 2 of Part I of this Statement.

        "LIBOR Dealers" means and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

        "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

        "Liquidation Preference," with respect to a given number of Preferred Shares, means $25,000 times that number.

        "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

        "Loan," unless otherwise defined herein, means any assignment of or participation in any bank loan denominated in U.S. dollars including term loans, the funded and unfunded portions of revolving credit lines (provided that the Trust shall place in reserve an amount equal to any unfunded portion of any revolving credit line) and debtor-in possession financings; provided that such loan (a) is not extended for the purpose of purchasing or carrying any margin stock and (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank in the ordinary course of business.

        "London Business Day" means any day on which commercial banks are generally open for business in London.

        "Market Value" of any asset of the Fund shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. The Fund shall notify Fitch and Moody's of the valuation. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Fund.

        "Maximum Rate" with respect to Preferred Shares for any Dividend Period will be the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

        "Minimum Rate Period" shall mean any Rate Period of seven (7) days.

        "Moody's" means Moody's Investors Service, Inc. or its successors.

        "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. According to Moody's guidelines, the portfolio coverage ratio of Moody's Eligible Assets to liabilities should not be less than 130% in order to maintain the rating of "AAA." The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

          (i)    CORPORATE DEBT SECURITIES: The percentage will be determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

	MOODY'S RATING CATEGORY
TERMS TO MATURITY OF CORPORATE DEBT SECURITY(2)
	Aaa	Aa	A	Baa	Ba	B	UNRATED(1)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115%	118%	122%	125%	146%	160%	250%
3 years or less (but longer than 2 years)	120%	123%	127%	131%	153%	168%	250%
4 years or less (but longer than 3 years)	126%	129%	133%	138%	161%	176%	250%
5 years or less (but longer than 4 years)	132%	135%	139%	144%	168%	185%	250%
7 years or less (but longer than 5 years)	139%	143%	147%	152%	179%	197%	250%
10 years or less (but longer than 7 years)	145%	150%	155%	160%	189%	208%	250%
15 years or less (but longer than 10 years)	150%	155%	160%	165%	196%	216%	250%
20 years or less (but longer than 15 years)	150%	155%	160%	165%	196%	228%	250%
30 years or less (but longer than 20 years)	150%	155%	160%	165%	196%	229%	250%
Greater than 30 years	165%	173%	181%	189%	205%	240%	250%

(1)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2)
The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

For corporate debt securities that do not pay interest in U.S. dollars, the fund sponsor will contact Moody's to obtain the applicable currency conversion rates.

        Preferred stock:    The Moody's Discount Factor for taxable preferred stock shall be:

Aaa	150%
Aa	155%
A	160%
Baa	165%
Ba	196%
B	216%
<B or Not Rated	250%

(1)
Rule 144A securities' Discount Factor will be increased by an additional 20%.

        Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

        Convertible securities (including convertible preferreds):

	DISCOUNT FACTORS(1)
RATINGS(2)
	UTILITY	INDUSTRIAL	FINANCIAL	TRANSPORTATION
Aaa	162%	256%	233%	250%
Aa	167%	261%	238%	265%
A	172%	266%	243%	275%
Baa	188%	282%	259%	285%
Ba	195%	290%	265%	290%
B	199%	293%	270%	295%
NR	300%	300%	300%	300%

(1)
Discount factors are for 7-week exposure period.

(2)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a convertible corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "NR" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

          (ii)   SHORT-TERM INSTRUMENTS: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

          (iii)  U.S. GOVERNMENT SECURITIES, GUARANTEED MORTGAGE PASS-THROUGH SECURITIES AND U.S. TREASURY STRIPS: The percentage will be determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

REMAINING TERM TO MATURITY	U.S. GOVERNMENT SECURITIES DISCOUNT FACTOR (%)	U.S. TREASURY STRIPS DISCOUNT FACTOR (%)
1 year or less	107	107
2 years or less (but longer than 1 year)	113	115
3 years or less (but longer than 2 years)	118	121
4 years or less (but longer than 3 years)	123	128
5 years or less (but longer than 4 years)	128	135
7 years or less (but longer than 5 years)	135	147
10 years or less (but longer than 7 years)	141	163
15 years or less (but longer than 10 years)	146	191
20 years or less (but longer than 15 years)	154	218
30 years or less (but longer than 20 years)	154	244

          (iv)  RULE 144A SECURITIES: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

          (v)   BANK LOANS: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below:

Split Baa and Ba	Split Ba, B and Split B	Caa and Split Caa, including distressed loans
136%	149%	250%

          (vi)  ASSET-BACKED SECURITIES: The Moody's Discount Factor applied to asset-backed securities, shall be 131%.

          (vii) MORTGAGE-BACKED SECURITIES: The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security, in accordance with the table set forth below.

REMAINING TERM TO MATURITY	DISCOUNT FACTORS
3 years or less	133%
7 years or less (but longer than 3 years)	142%
10 years or less (but longer than 7 years)	158%
20 years or less (but longer than 10 years)	174%
20 years or greater	205%

          The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security, in accordance with the table set forth below.

COUPON	DISCOUNT FACTORS
5%	166%
6%	162%
7%	158%
8%	154%
9%	151%
10%	148%
11%	144%
12%	142%
13%	139%
Adjustable	165%

          The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph.

          The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security, in accordance with the table set forth below.

COUPON	Discount Factors
5%	172%
6%	167%
7%	163%
8%	159%
9%	155%
10%	151%
11%	148%
12%	145%
13%	142%
adjustable	170%

          MUNICIPAL DEBT OBLIGATIONS: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

Exposure Period	Aaa	Aa	A	Baa	MIG-1(1)	MIG-1(2)	Unrated(3)
7 weeks	151%	159%	160%	173%	135%	148%	225%
8 weeks or less but greater than seven weeks	154	161	168	176	137	149	231
9 weeks or less but greater than eight weeks	158	163	170	177	138	150	240

(1)
Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S& P and Fitch that have a maturity less than or equal to 49 days.

(2)
Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

(3)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's securities rated below Baa by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a municipal debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in the Municipal Debt Table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

          (viii) STRUCTURED NOTES: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iv) under this definition.

        "Moody's Eligible Assets" means:

          (ix)  cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short TermMoney Market Instrument rating of at least P-1;

          (x)   Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (xi)  U.S. Government Securities and U.S. Treasury Strips;

          (xii) Rule 144A Securities;

          (xiii) Senior Loans and other Bank Loans approved by Moody's;

          Corporate debt securities if (A) such securities are rated B3or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

          Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

        Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

          (xiv) Asset-backed and mortgage-backed securities:

            (A)  Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

            (B)  Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated Aaa by Moody's or AAA by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

            (C)  Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

            (D)  Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

            (E)  Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC—Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

            (F)  Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

            (G)  Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

          (xv) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

          (xvi) Structured Notes; and TRACERS; and TRAINS;

          (xvii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares.

Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

  •
  Have not filed for bankruptcy within the past year

  •
  Are current on all principle and interest in their fixed income obligations

  •
  Are current on all preferred stock dividends

        Possess a current, unqualified auditor's report without qualified, explanatory language.

        In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

RATINGS(1)	MAXIMUM SINGLE ISSUER(2)(3)	MAXIMUM SINGLE INDUSTRY(3)(4)	MINIMUM ISSUE SIZE ($ IN MILLIONS)(5)
Aaa	100%	100%	$100
Aa	20%	60%	$100
A	10%	40%	$100
Baa	6%	20%	$100
Ba	4%	12%	$50	(6)
B1-B2	3%	8%	$50	(6)
B3 or below	2%	5%	$50	(6)

(1)
Refers to the preferred stock and senior debt rating of the portfolio holding.

(2)
Companies subject to common ownership of 25% or more are considered as one issuer.

(3)
Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4)
Industries are determined according to Moody's Industry Classifications, as defined herein.

(5)
Except for preferred stock, which has a minimum issue size of $50 million.

(6)
Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

        Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

        Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

        "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

        "Moody's Hedging Transactions" has the meaning set forth in Section 8 of Part I of this Statement.

        "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

          1.     Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

          2.     Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

          3.     Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

          4.     Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

          5.     Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

          6.     Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

          7.     Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

          8.     Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

          9.     Diversified/Conglomerate Manufacturing

          10.   Diversified/Conglomerate Service

          11.   Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

          12.   Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

          13.   Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

          14.   Finance: Investment Brokerage, Leasing, Syndication, Securities

          15.   Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

          16.   Grocery: Grocery Stores, Convenience Food Stores

          17.   Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

          18.   Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

          19.   Hotels, Motels, Inns and Gaming

          20.   Insurance: Life, Property and Casualty, Broker, Agent, Surety

          21.   Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

          22.   Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

          23.   Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

          24.   Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

          25.   Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

          26.   Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

          27.   Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

          28.   Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

          29.   Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

          30.   Personal Transportation: Air, Bus, Rail, Car Rental

          31.   Utilities: Electric, Water, Hydro Power, Gas

          32.   Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies.

        The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

        "Non-Payment Period Rate" means 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and each of Fitch and Moody's (and any Substitute Rating Agency in lieu of Fitch or Moody's in the event Fitch or Moody's shall not rate the Preferred Shares) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the Preferred Shares.

        "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 9 of Part I of this Statement.

        "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

        "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        "Outstanding" means, as of any date (i) with respect to Preferred Shares, Preferred Shares theretofore issued by the Fund except, without duplication, (A) any Preferred Shares theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to Section 9 of Part I of this Statement and (B) any Preferred Shares as to which the Fund or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that Preferred Shares held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Fund, the meaning equivalent to that for Preferred Shares as set forth in clause (i).

        "Performing" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

        "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares.

        "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

        "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal (i) to the sum of (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (D) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares; (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities of the Fund purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1, or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

        "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 6 of Part I of this Statement) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

        "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Vice President or any Assistant Treasurer of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

        "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

        "Quarterly Valuation Date" means the last Friday of the last month of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing March 26, 2004, provided that if such day is not a Business Day, then the immediately prior Business Day.

        "Rate Period," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such Series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

        "Rating Agency" means a nationally recognized statistical rating organization.

        "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

        "Reference Banks" means four major banks in the London interbank market selected by or its affiliates or successors or such other party as the Fund may from time to time appoint.

        "Reference Rate" means LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

        "Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

        "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment adviser or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

        "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund as securities depository for the Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

        "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        "Senior Loans" has the meaning set forth under the definition of "Moody's Discount Factor."

        "Series M Preferred Shares" means the Auction Preferred Shares, Series M.

        "Series W Preferred Shares" means the Auction Preferred Shares, Series W.

        "Series F Preferred Shares" means the Auction Preferred Shares, Series F.

        "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the Preferred Shares.

        "Share Register" means the register of Existing Holders maintained by the Auction Agent.

        "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

          (i)    commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

          (ii)   demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii)  overnight funds;

          (iv)  U.S. Government Securities; and

          (v)   Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA-from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

        "Special Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

        "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.

        "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

        "Submission Deadline" shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of this Statement.

        "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        "Subsequent Rate Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first Business Day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such Series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

        "Substitute Rating Agency" means a Rating Agency selected by the Fund to act as the substitute Rating Agency to determine the credit ratings of the Preferred Shares.

        "Sufficient Clearing Bids" has the meaning set forth in Section 3 of Part II of this Statement.

        "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less.

        "Treasury Bonds" means United States Treasury Bonds or Notes.

        "Treasury Index Rate" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity, treating all Dividends Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, then the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers.

        "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        "U.S. Government Securities Dealer" shall mean Lehman Government Securities, Incorporated, Goldman, Sachs & Co., Citigroup Global Markets Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected, and in each case their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

        "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

        "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

        "Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

        "Volatility Factor" means 1.89.

        "Voting Period" has the meaning set forth in Section 4 of Part I of this Statement.

        "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

PART I.

1.
NUMBER OF AUTHORIZED SHARES.

        The number of authorized Preferred Shares constituting each of the Series M Preferred Shares, Series W Preferred Shares and Series F Preferred Shares shall be unlimited, and each such series shall be issued on the dates to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority.

2.
DIVIDENDS.

        (a)   RANKING. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Fund and the distribution of assets upon liquidation of the Fund.

        (b)   CUMULATIVE CASH DIVIDENDS. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2.

        Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

        (c)   DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

        (d)   DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to each of the Series M Preferred Shares, the Series W Preferred Shares and the Series F Preferred Shares for the Initial Rate Period shall be on dates to be determined for each of the respective series by the Board of Trustees of the Fund or pursuant to their delegated authority, and on each seventh day thereafter of each of the initial Dividend Payment Dates; provided, however, that:

          (i)    if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day (subject to Part II, Section 8); and

          (ii)   notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I provided, however, that with respect to any Special Rate Period consisting of more than 30 days, dividends shall be payable on the first Business Day of each calendar month within such Special Rate Period, if applicable.

          (iii)  Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the provisions hereof, the next succeeding Dividend Payment Date, subject to such provisions, will occur on the next following originally scheduled date.

          (iv)  Notwithstanding the above, if for any reason a Dividend Period for the Preferred Shares is scheduled to begin on the same day and end on the same day as a Dividend Period for any other series of preferred shares of beneficial interest of the Fund, then the last day of such Dividend Period for such other series of preferred shares of beneficial interests shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to in this paragraph. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Trustees shall otherwise fix the Dividend Payment Date. In no event, however, may the Dividend Period of (any series of) the Preferred Shares be co-extensive with any dividend period of any other series of preferred shares of beneficial interest (excluding the series established in this Statement) unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of preferred shares of beneficial interest. The Dividend Payment Dates for any series of Preferred Shares subsequently established by the Fund shall be as set forth in resolutions of the Board of Trustees establishing such series.

        (e)   DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

          (i)    DIVIDEND RATES. The dividend rates on the Series M Preferred Shares, the Series W Preferred Shares and the Series F Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

          The initial dividend rate on any series of Preferred Shares subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

          For each Subsequent Rate Period, the dividend rate on shares of the applicable series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

            (A)  an Auction for any such Subsequent Rate Period is not held for any reason other than as described below (subject to the provisions of Section 8 of Part II of this Statement), the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

            (B)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than

    364 days or any Rate Period succeeding any Special Rate Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

            (C)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 days or any Rate Period succeeding any Special Rate Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period; or

            (D)  any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using the Reference Rate, applicable to a Rate Period (x) consisting of more than 184 days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

          (ii)   CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360 for all Dividend Periods, and applying the rate obtained against $25,000.

        (f)    CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (g)   DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

        (h)   AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND.    All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

        (i)    DIVIDENDS PAID TO HOLDERS.    Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

        (j)    DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS.    Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.
DESIGNATION OF SPECIAL RATE PERIODS.

        (a)   LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD.    The Fund, in consultation with the lead Broker-Dealer, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of days evenly divisible by seven and not more than 1,820; provided, however, that such Special Rate Period may consist of a number of days not evenly divisible by seven if all shares of such series of Preferred Shares are to be redeemed at the end of such Special Rate Period, subject to adjustment as provided in paragraph (b) of this Section 3. A designation of a Special Rate Period shall be effective only if, (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the paying agent, (v) any successor Broker-Dealer designated by the Fund shall have notified the Fund that it does not object to the designation of such Special Rate Period, and (vi) each Rating Agency that is then rating such series of Preferred Shares shall have confirmed in writing to the Fund that such designation shall not adversely affect their respective then-current ratings of the Preferred Shares.

        (b)   ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD.    With respect to the Series M Preferred Shares, if the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but if the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day then the Fund shall designate such Subsequent Rate Period as Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day.

        With respect to the Series W Preferred Shares, if the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but if the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.

        With respect to the Series F Preferred Shares, if the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but if the day following what would otherwise be the last day of such Special Rate Period is not a Monday that is a Business Day then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Friday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day.

        (b)   NOTICE OF PROPOSED SPECIAL RATE PERIOD.    If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than seven (7) (or such lesser number of days as determined by the Fund) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) made by press release, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and each Broker- Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such Series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period (or by such later time or date, or both, as may be determined by the Fund) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        (c)   NOTICE OF SPECIAL RATE PERIOD.    No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be determined by the Fund), the Fund shall deliver to the Auction Agent either:

          (i)    a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day and last day thereof, and (B) the terms of any Special Redemption Provisions; or

          (ii)   a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such Series.

          (iii)  A Notice of Special Rate Period may contain Special Redemption Provisions only if the Trustees, after consultation with the Broker-Dealers, determine that such Special Redemption Provisions are in the best interests of the Fund.

        (d)   FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD.    If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 or is unable to make the confirmations required by clause (v) of this Section 3(a) by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of the proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 3. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

4.
VOTING RIGHTS.

        (a)   ONE VOTE PER SHARE OF PREFERRED SHARES.    Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including each share of Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Fund held for the election of Trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund out of the entire Board of Trustees (regardless of the number of Trustees), each share of preferred shares entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the Preferred Shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the Preferred Shares, when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the Trustees.

        (b)   VOTING FOR ADDITIONAL TRUSTEES.

          (i)    VOTING PERIOD.    Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

            (A)  If at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

            (B)  If at any time holders of preferred shares, including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the Trustees of the Fund.

        Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii)   NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

          (iii)  TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent

  Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Fund.

          (iv)  TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

        (c)   HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

          (i)    INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(i) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, if the Fund obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the Preferred Shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Share Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements; or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

          (ii)   INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be negotiated to amend the provisions of the Declaration, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

        (d)   BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, or Section 8 of Part I of the Statement, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the Preferred Shares:

Auditor's Confirmation	Investment Company Act Preferred Asset Coverage
Approved Foreign Nations	Market Value
Approved Price	Maximum Rate
Bank Loans	Moody's Discount Factor
Canadian Bonds	Moody's Eligible Assets
Closing Transaction	Moody's Exposure Period
Debt Securities	Moody's Hedging Transaction
Deposit Securities	Moody's Industry Classifications
Discount Factor	Preferred Shares Basic Maintenance Amount
Discounted Value	Preferred Shares Basic Maintenance Cure Date
Eligible Assets	Preferred Shares Basic Maintenance Report
Fitch Discount Factor	Pricing Service
Fitch Eligible Assets	Quarterly Valuation Date
Fitch Exposure Period	Reorganization Bond
Fitch Hedging Transactions	Senior Loans
Fitch Industry Classification	Short Term Money Market Instruments
Fitch Loan Category	Structured Notes
Foreign Bonds	Treasury Bonds
Forward Commitment	Valuation Date
Independent Accountant	Volatility Factor
Investment Company Act Cure Date

        (e)   VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

        (f)    NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

        (g)   VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

        (h)   HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of Preferred Shares and no share of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.
INVESTMENT COMPANY ACT PREFERRED SHARE COVERAGE.

        The Fund shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the Investment Company Act Preferred Share Asset Coverage.

6.
PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

        (a)   So long as Preferred Shares are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares).

        (b)   On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to (i) Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

        (c)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares):

          (i)    the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report that was prepared by the Fund during the quarter ending on such Quarterly Valuation Date relating to the last fiscal quarter of each fiscal year, (ii) that, in such Preferred Shares Basic Maintenance Report, the Fund determined whether the Fund had, at such Quarterly Valuation Date in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) that the Independent Accountant has traced the portfolio data used in such Preferred Shares Basic Maintenance Report to the portfolio data provided by the Fund for purposes of valuing securities in the Fund's portfolio, and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation"). Notwithstanding the foregoing sentence, the Independent Accountant will provide the confirmation described in the foregoing sentence with respect to Preferred Shares Basic Maintenance Reports delivered pursuant to the second sentence of Section 6(b) above only for such Preferred Shares Basic Maintenance Reports relating to the last fiscal quarter of each fiscal year.

        (d)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic

Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

        (e)   If any Auditor's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) promptly following receipt by the Fund of such Auditor's Confirmation.

        (f)    On or before 5:00 p.m., New York City time, within three Business Days after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within ten Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Moody's Eligible Assets or Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

        (g)   On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.
RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

        (a)   DIVIDENDS ON SHARES OTHER THAN THE PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Fund and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

        (b)   DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

        (c)   OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 9 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would at least equal the Preferred Shares Basic Maintenance Amount.

8.
RATING AGENCY RESTRICTIONS.

        (a)   For so long as any Preferred Shares are rated by Moody's, the Fund will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's.

        (b)   Notwithstanding the restrictions in paragraph (a) above, the Fund may purchase or sell exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds (collectively "Moody's Hedging Transactions"), subject to the following limitations:

          (i)    the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions") that would cause the Fund at the time of such transaction to own or have sold:

            (A)  outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

            (B)  outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

          (ii)   the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

            (A)  outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated AA by S&P or Fitch); or

            (B)  outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 80% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated BBB or A by S&P or Fitch); (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

          (iii)  the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

          (iv)  the Fund may engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

          (v)   the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi)  the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purposes of hedging the anticipated purchase of an asset prior to completion of such purchase; and (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

        (c)   Notwithstanding the restrictions in paragraph (a) above, the Fund may enter into Fitch Hedging Transactions, subject to the following limitations:

          (i)    The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

          (ii)   The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

            (A)  outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AAA by S&P); or

            (B)  outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

          (iii)  The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

          (iv)  The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

9.
REDEMPTION.

        (a)   OPTIONAL REDEMPTION.

          (i)    To the extent permitted under the Investment Company Act and Delaware law, the Fund at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice; provided, however, that Preferred Shares may not be redeemed at the option of the Fund during the Initial Rate Period. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions; provided, however, that Preferred Shares may not be redeemed at the option of the Fund during the Initial Rate Period. The Fund will not make any optional redemption unless, after giving effect thereto (i) the Fund has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reasons of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii)   If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iii)  The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

        (b)   MANDATORY REDEMPTION.    The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Share Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred

Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 30 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Fund deems fair and equitable.

        (c)   NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of Preferred Shares being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (d)   NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

        (e)   ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

        (f)    AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

        (g)   SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of Preferred Shares subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

        (h)   COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 9, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

        (i)    ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 9, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

        (j)    MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 9, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of Preferred Shares, and (ii) the Fund receives written notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of Preferred Shares.

10.
LIQUIDATION RIGHTS.

        (a)   RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares and senior to the Common Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

        (b)   DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

        (c)   PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

        (d)   RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the preferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund including the Common Shares, shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

        (e)   CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.
MISCELLANEOUS.

        (a)   AMENDMENT TO ADD ADDITIONAL SERIES. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the Series and Preferred Shares theretofore described thereon. Each such additional Series and all such additional shares shall be governed by the terms of this statement.

        (b)   NO FRACTIONAL SHARES. No fractional shares of Preferred Shares shall be issued.

        (c)   STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST. Preferred Shares, which are redeemed, exchanged or otherwise acquired by the Fund, shall return to the status of authorized and unissued preferred shares without designation as to series.

        (d)   BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

        (e)   HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

        (f)    NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

        (g)   CERTIFICATE FOR PREFERRED SHARES. No certificates representing shares of the Preferred Shares will be issued unless otherwise authorized by the Board of Trustees of the Fund.

PART II.

1.
ORDERS.

        (a)   Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

          (i)    each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

            (B)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

            (C)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

          (ii)   one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b)   (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

            (B)  such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

            (C)  the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii)   A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of such series specified in such Sell Order; or

            (B)  such number or a lesser number of Outstanding shares of such Series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

          (iii)  A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

            (B)  such number or a lesser number of Outstanding shares of such Series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

            (C)  No Order for any number of Preferred Shares other than whole shares shall be valid.

2.
SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

        (a)   Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i)    the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

          (ii)   the aggregate number of shares of such series that are the subject of such Order;

          (iii)  to the extent that such Bidder is an Existing Holder of shares of such series:

            (A)  the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

            (B)  the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C)  the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv)  to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

        (b)   If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c)   If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d)   If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority: (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii)   (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

            (B)  subject to the preceding subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

            (C)  subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D)  in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e)   If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f)    Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3.
DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

        (a)   Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i)    the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

          (ii)   from the Submitted Orders for shares of such series whether:

            (A)  the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of;

            (B)  the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

            (C)  the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii)  if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

            (A)  (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

            (B)  (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

        (b)   Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

          (i)    if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii)   if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii)  if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be 80% of the Reference Rate.

4.
ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

        Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a)   If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

            (i)    Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

            (ii)   Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

            (iii)  Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

            (iv)  each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

            (v)   each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (b)   If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

            (i)    Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

            (ii)   Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

            (iii)  Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph.

          (c)   by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (d)   If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (e)   If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

          (f)    If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

          (g)   Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series.

          Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (h)   None of the Fund, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.
AUCTION AGENT.

        For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which however may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.
TRANSFER OF PREFERRED SHARES.

        Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.
GLOBAL CERTIFICATE.

        Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. Each global certificate shall be executed on behalf of the Fund with the manual or facsimile signature of an authorized officer of the Fund. Any such facsimile signatures shall have the same force and effect as if said officer of the Fund had manually signed each of said certificates.

8.
FORCE MAJEURE.

        (a)   Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

        However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined by Auction on the first business day following such Auction Date.

        (b)   Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i)    the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii)   the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii)  the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

  [signatures are on following page]

        IN WITNESS WHEREOF, the undersigned being all the Trustees of the Fund have executed this instrument as of the 20th day of October, 2003.

/s/ CHARLES B. JOHNSON CHARLES B. JOHNSON, as Trustee and not individually
/s/ ROBERT F. CARLSON ROBERT F. CARLSON, as Trustee and not individually
/s/ HARRIS J. ASHTON HARRIS J. ASHTON, as Trustee and not individually
/s/ S. JOSEPH FORTUNATO S. JOSEPH FORTUNATO, as Trustee and not individually
/s/ FRANK W.T. LAHAYE FRANK W.T. LAHAYE, as Trustee and not individually
/s/ GORDON S. MACKLIN GORDON S. MACKLIN, as Trustee and not individually
/s/ FRANK H. ABBOTT, III FRANK H. ABBOTT, III, as Trustee and not individually
/s/ RUPERT H. JOHNSON, JR. RUPERT H. JOHNSON, JR., as Trustee and not individually
/s/ MARTIN L. FLANAGAN MARTIN L. FLANAGAN, as Trustee and not individually

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TABLE OF CONTENTS
SUMMARY
FINANCIAL HIGHLIGHTS (Unaudited)
THE FUND
USE OF PROCEEDS
CAPITALIZATION
PORTFOLIO COMPOSITION
INVESTMENT OBJECTIVES AND STRATEGIES
PORTFOLIO CONTENTS AND OTHER INFORMATION
RISKS
HOW THE FUND MANAGES RISK
DESCRIPTION OF PREFERRED SHARES
MANAGEMENT OF THE FUND
NET ASSET VALUE
DESCRIPTION OF CAPITAL STRUCTURE
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
TAX MATTERS
UNDERWRITING
CUSTODIAN, AUCTION AGENT, REGISTRAR, DIVIDEND PAYING AGENT, REDEMPTION AGENT AND TRANSFER AGENT
SHAREHOLDER SERVICING AGENT
ADMINISTRATOR
LEGAL MATTERS
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION